UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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M-tron Industries, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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M-tron Industries, Inc.
2525 Shader Road

Orlando, Florida 32804

NOTICE OF THE 2026 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 16, 2026

April 30, 2026

To the Stockholders of M-tron Industries, Inc.:

The 2026 Annual Meeting of Stockholders (the "Annual Meeting") of M-tron Industries, Inc., a Delaware corporation ("Mtron," the "Company," "we," "our," or "us"), will be held on Tuesday, June 16, 2026, at 9:00 a.m. Eastern Time, at the Hilton Garden Inn Winter Park, located at 1275 Lee Road, Winter Park, Florida 32789, for the following purposes, as more fully described in the accompanying Proxy Statement:

1.	To elect seven (7) Director Nominees to serve until the 2027 Annual Meeting of Stockholders;
2.	To approve, on an advisory basis, the compensation of the Company's Named Executive Officers;
3.	To approve the Second Amended and Restated M-tron Industries, Inc. 2022 Incentive Plan;
4.	To ratify the appointment of PKF O’Connor Davies, LLP as our independent registered public accounting firm for the year ending December 31, 2026; and
5.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Only stockholders of record at the close of business on April 27, 2026 are entitled to receive notice of, and to vote at, the Annual Meeting. You will be able to vote and submit your questions during the Annual Meeting. Prior to the Annual Meeting, you will be able to vote at www.proxyvote.com.

This Proxy Statement, the accompanying Notice of Annual Meeting of Stockholders, proxy card or a voting instruction card, and Mtron's 2025 Annual Report on Form 10-K will be made available to stockholders on or about April 30, 2026.

Your vote is extremely important, regardless of the number of shares that you own. Whether or not you plan to attend the Annual Meeting, we ask that you promptly sign, date and return the enclosed proxy card or voting instruction card in the envelope provided, or submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

By Order of the Board of Directors,

/s/ Bel Lazar
Bel Lazar
Co-Chairman of the Board

/s/ Marc Gabelli
Marc Gabelli
Co-Chairman of the Board

Important Notice Regarding the Availability of Proxy Materials for the M-tron Industries, Inc. Annual Meeting of Stockholders to be Held on June 16, 2026: The Notice of the 2026 Annual Meeting of Stockholders and Proxy Statement, as well as Mtron's Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the "2025 Annual Report"), are available at ir.mtron.com/financials/proxy. You may obtain instructions on how to attend the Annual Meeting by calling (407) 587-2274. References in either document to our website are for the convenience of readers, and information available at or through the website is not a part of, nor is it incorporated by reference in, the Proxy Statement or 2025 Annual Report.

Cautionary Note Concerning Forward-Looking Statements

This document contains information that may constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Company intends for all such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act, as applicable by law. Such statements include, in particular, statements about the Company's beliefs, plans, objectives, goals, expectations, estimates, projections and intentions. These statements are subject to significant risks and uncertainties and are subject to change based on various factors, many of which are beyond the Company's control. The words "may," "could," "should," "would," "believe," "anticipate," "estimate," "expect," "intend," "plan," "target," "goal" and similar expressions are intended to identify forward-looking statements. All forward-looking statements, by their nature, are subject to risks and uncertainties. Therefore, such statements are not intended to be a guarantee of the Company's performance in future periods. The Company's actual future results may differ materially from those set forth in the Company's forward-looking statements. For information concerning these factors and related matters, see "Risk Factors" in Part I, Item 1A of our 2025 Annual Report, filed with the Securities and Exchange Commission ("SEC") on March 26, 2026, and those described from time to time in our future reports filed with the SEC. However, other factors besides those referenced could adversely affect the Company's results, and you should not consider any such list of factors to be a complete set of all potential risks or uncertainties. Any forward-looking statements made by the Company herein speak as of the date of this Proxy Statement. The Company does not undertake to update any forward-looking statement, except as required by law. As a result, you should not place undue reliance on these forward-looking statements.

PROXY SUMMARY

This summary highlights certain information contained elsewhere in our definitive proxy statement (the "Proxy Statement"). You should read the entire Proxy Statement carefully before voting.

Unless the context otherwise requires, in this Proxy Statement, we use the terms "Mtron," the "Company," "we," "our," and "us" to refer to M-tron Industries, Inc. and its subsidiaries.

Solicitation

This Proxy Statement is furnished by the Board of Directors (the "Board") of Mtron in connection with the solicitation of proxies for use at the 2026 Annual Meeting of Stockholders to be held on Tuesday, June 16, 2026, at 9:00 a.m. Eastern Time, at the Hilton Garden Inn Winter Park, Ravaudage B Meeting Room, located at 1275 Lee Road, Winter Park, Florida 32789, and any adjournments or postponements thereof. This Proxy Statement, the accompanying Notice of Annual Meeting of Stockholders, proxy card or a voting instruction card, and Mtron's 2025 Annual Report will be mailed to stockholders on or about April 30, 2026. The 2025 Annual Report is also available at ir.mtron.com/financials/proxy. However, the 2025 Annual Report is not to be regarded as part of the proxy soliciting material. The Board is soliciting your proxy in an effort to give all stockholders of record the opportunity to vote on matters that will be presented at the 2026 Annual Meeting.

Annual Meeting of Stockholders

Date	Time	Location	Record Date
Tuesday, June 16, 2026	9:00 a.m. Eastern Time	Hilton Garden Inn Winter Park Ravaudage B Meeting Room 1275 Lee Road Winter Park, Florida 32789	April 27, 2026

Stockholder Voting Matters

Proposal	Matter	Board Recommendation	Page Reference
Proposal 1	Election of Directors	FOR each Director Nominee	5

Proposal 2	Advisory Vote to Approve Executive Compensation	FOR approval	15

Proposal 3	Vote to Approve the Second Amended and Restated M-tron Industries, Inc. 2022 Incentive Plan	FOR approval	24

Proposal 4	Ratification of PKF O'Connor Davies, LLP as our Independent Registered Public Accounting Firm	FOR approval	31

General Information	Executive Officers
Stock Symbol: MPTI	CAMERON PFORR Chief Executive Officer and Chief Financial Officer
Exchange: NYSE American LLC ("NYSE American")
Shares Outstanding (as of the record date): 4,321,003	WILLIAM A. DRAFTS President
Transfer Agent: Computershare Trust Company, N.A.
Corporate Website: ir.mtron.com	LINDA M. BILES Executive Vice President - Finance

CORPORATE GOVERNANCE

Proposal 1	Election of Directors

Our stockholders are being asked to elect seven (7) director nominees (each a "Director Nominee"). Each Director Nominee shall serve for a one-year term, until the next annual meeting of stockholders, or until his successor is duly elected and qualified, or until such person's earlier death, resignation or removal. All Director Nominees were elected to serve at the 2025 Annual Meeting of Stockholders.

Except where authority to vote for a Director Nominee has been withheld, it is intended that the proxies will be voted in favor of the remainder of those named and may be voted for substitute nominees in place of those who do not stand. Management has no reason to expect that any of the Director Nominees will not stand for election.

Background information on the Director Nominees as of March 31, 2026, including certain of the attributes that led to their selection, appears below. The Board and the Nominating Committee have determined that each director meets the qualification standards described below under "M-tron Industries, Inc. Board of Directors - Director Nominations." Additionally, the Board believes that the experience, attributes, and skills of any single director should not be viewed in isolation, but rather in the context of the experience, attributes, and skills that all Director Nominees bring to the Board as a whole, each of which contributes to an effective Board.

Vote Required

The election of directors at the Annual Meeting is an uncontested election. Each Director Nominee receiving a plurality of the affirmative ("FOR") votes cast will be elected. You may withhold votes from any or all Director Nominees. Broker non-votes are not considered votes cast or shares entitled to vote with respect to such matter and therefore will have no effect on the outcome of Proposal 1.

Board Recommendation	✔	The Board of Directors unanimously recommends that our stockholders vote FOR the election of the Director Nominees described below under "Director Nominees."

M-tron Industries, Inc. Board of Directors

Board Overview

Our Board is currently comprised of seven (7) individuals selected based on numerous criteria such as high professional ethics and values, relevant management and/or manufacturing experience, and a commitment to enhancing stockholder value.

Age	Race/Ethnicity

Board Skills, Experiences, and Qualifications

The Director Nominees bring a variety of skills, qualifications, backgrounds, and experiences, and collectively possess skill sets that are directly relevant to the Company's business and strategic objectives. The Board believes that the Director Nominees' breadth of experience and mix of attributes promote a well-functioning, highly qualified Board to provide guidance and effective oversight.

The Director Nominees have significant skills and experience in the following areas:

Director Nominees

Biographical summaries and ages of our directors and nominees, and the experiences and skills that led to the conclusion that such persons should serve as directors, are set forth in the table below. Information with respect to the shares of common stock beneficially owned by each of our directors and nominees is set forth in the section titled "Ownership of Certain Beneficial Owners and Management" on page 36. All such information has been furnished to us by our directors and nominees. There are no arrangements or understandings between any of our directors and any third person pursuant to which a director was selected to serve on the Board. There are no family relationships between any of our directors, or between any of our directors and officers.

IVAN ARTEAGA, Independent

Age	Director Since	Committees	Other Current and Former Public Company Directorships	Skills, Experiences, and Qualifications
57	2022	None	The LGL Group, Inc. (2019 - 2022)	Financial Expertise
				CEO Experience
				Governance

Career Highlights

Mr. Arteaga currently serves as Director of Brick Skirt Holdings, Inc. (2014 to present), an owner of rural local exchange carrier DFT Communications; Managing Member of Arteaga Investment Management Group, LLC (2008 to present), a registered investment advisor; Portfolio Manager of Arteaga Global Partners LP (2007 to present), a global equity investment partnership; and Managing Member and Chief Investment Officer of Arteaga Capital Management, LLC (2006 to present), an investment manager to alternative global investment funds and provider of equity research services. Previously, Mr. Arteaga served as Chief Financial Officer and Interim Chief Executive Officer of The LGL Group, Inc. (2022 to 2023 and 2020 to 2021, respectively), a holding company engaged in services, merchant investment, and manufacturing business activities; Portfolio Manager of GAMCO Investors, Inc. (1994 to 2006), a diversified asset manager and financial services company; and Vice President - Equity Research (1992 to 2002), a provider of institutional research and broker services.

Mr. Arteaga holds a Bachelor of Science in Accounting from Boston College and a Master of Business Administration from Columbia University's School of Business.

MARC GABELLI, Co-Chairman

Age	Director Since	Committees	Other Current and Former Public Company Directorships	Skills, Experiences, and Qualifications
58	2022	None	Alpha G Investment Management Inc. (formerly Teton Advisors, Inc.) (2019 - Present)	Financial Expertise
			LICT Corporation (2019 - Present)	CEO Experience
			Associated Capital Group, Inc. (2017 - Present)	Manufacturing Industry
			Gabelli Merger Plus+ Trust Plc (2017 - Present)	Mergers and Acquisitions
			The LGL Group, Inc. (2004 - Present)	Governance
LGL Systems Acquisition Corp. (2019 - 2021)

Career Highlights

Mr. Gabelli currently serves as Interim Chief Executive Officer of Alpha G Investment Management Inc. (formerly Teton Advisors, Inc.) (2024 to present), a mutual fund manager; Executive Chairman of The LGL Group Inc. (2026 to present), a holding company engaged in services, merchant investment, and manufacturing business activities; President and Managing Director, and a Board member of GGCP, Inc. and subsidiaries (1999 to present and 1994 to present, respectively), an investment management firm with financial services subsidiaries; and President, Chief Executive Officer, and Portfolio Manager of Gabelli Securities International Ltd. (1994 to present), a manager of hedge fund portfolios. Previously, Mr. Gabelli served as Chief Executive Officer and Co-Chief Executive Officer of The LGL Group, Inc. (2022 to 2026); Chief Executive Officer of LGL Systems Acquisition Corp. (2019 to 2021), a special purpose acquisition company; and President of Associated Capital Group, Inc. (2015 to 2016), an asset management firm.

Mr. Gabelli holds a Bachelor of Arts in Economics from Boston College, a Master of Liberal Arts in Government from Harvard University, and a Master of Business Administration from the Massachusetts Institute of Technology.

DAVID M. GOLDMAN, Independent

Age	Director Since	Committees	Other Current and Former Public Company Directorships	Skills, Experiences, and Qualifications
52	2022	None	Teton Advisors, Inc. (2021 - 2022)	Financial Expertise
				Mergers and Acquisitions
				Governance

Career Highlights

Mr. Goldman currently serves as General Counsel of Associated Capital Group, Inc. (2021 to present) and General Counsel and Senior Vice President - Business Development of GAMCO Asset Management, Inc. (2011 to present), an institutional and private wealth management company. Previously, Mr. Goldman held various senior legal, compliance and business roles at Deutsche Asset Management, Inc. (1998 to 2011), the asset management division of Deutsche Bank. Mr. Goldman also serves on the Board of Advisors of the Earl Monroe New Renaissance Basketball School in the Bronx, New York and is an Adjunct Professor of Law at Fordham University School of Law.

Mr. Goldman holds a Bachelor of Science in Accounting from Indiana University - Bloomington, a Master of Laws from Georgetown University School of Law, and a Juris Doctor from the University of Maryland School of Law.

ROBERT (ROB) V. LAPENTA, JR., Independent

Age	Director Since	Committees	Other Current and Former Public Company Directorships	Skills, Experiences, and Qualifications
57	2022	Audit (Chair)	IronNet, Inc. (2021 - 2023)	Aerospace and Defense Industry
		Compensation	The LGL Group, Inc. (2020 - 2021)	Financial Expertise
		Corporate Governance	TherapeuticsMD, Inc. (2012 - 2020)	Mergers and Acquisitions
		Nominating	Revolution Lighting Technologies, Inc. (2012 - 2016)	Governance

Career Highlights

Mr. LaPenta currently serves as Partner of Aston Capital Management (2011 to present), an alternative asset management firm of the LaPenta family office focusing on direct and co-investments. Previously, Mr. LaPenta served as Vice President - Mergers and Acquisitions and Corporate Strategy of L-1 Identity Solutions, Inc. (2007 to 2011), a provider of technology, products, systems and solutions, and services to the U.S. Government; Managing Director and Co-Head of Equity Trading at Bank of American Securities, LLC (1994 to 2007), an investment bank; and Senior Associate at Coopers and Lybrand LLP (1991 to 1994), a professional services firm. Additionally, Mr. LaPenta currently sits on the Audit Committee of the St. David's School New York City and was a Board Observer of ARKA.

Mr. LaPenta holds a Bachelor of Arts in Accounting and Finance from Boston College.

BEL LAZAR, Co-Chairman

Age	Director Since	Committees	Other Current and Former Public Company Directorships	Skills, Experiences, and Qualifications
65	2022	Audit	The LGL Group, Inc. (2019 - 2022)	Aerospace and Defense Industry
		Compensation (Chair)		CEO Experience
		Corporate Governance		Manufacturing Industry
		Nominating		Mergers and Acquisitions
Governance

Career Highlights

Mr. Lazar currently serves as Chief Executive Officer of EPC Space LLC (2020 to present), a high reliability, wide-gap power management technology company and Chief Operations Officer and a member of the Board of Directors of Efficient Power Conversion Corporation (2015 to present), a leading provider of gallium nitride ("GaN")-based power management technology. Previously, Mr. Lazar served as President and Chief Executive Officer of Spectrum Control (formerly API Technologies Corp.) (2012 to 2015), a manufacturer of reliable, high-performance technologies for powering and conditioning radio frequency and microwave signals; Senior Vice President - Operations of Microsemi Corporation (2008 to 2011), a provider of semiconductor and system solutions for aerospace and defense, communications, data center and industrial markets; and Vice President and General Manager of Aerospace and Defense at Infineon Technologies AG (formerly International Rectifier) (2003 to 2008), a semiconductor manufacturing company.

Mr. Lazar holds a Bachelor of Science in Engineering from the California State University, Northridge, a Master of Science in Computer Engineering from the University of Southern California, and a Juris Doctor from Southwestern University School of Law.

JOHN S. MEGA, Lead Independent Director

Age	Director Since	Committees	Other Current and Former Public Company Directorships	Skills, Experiences, and Qualifications
73	2022	Audit	The LGL Group, Inc. (2020 - 2022)	Aerospace and Defense Industry
		Compensation		Manufacturing Industry
		Corporate Governance (Chair)		Governance
Nominating (Chair)

Career Highlights

Mr. Mega served as President of LGL Systems Acquisition Corp. (2019 to 2021). Additionally, Mr. Mega was an original founding member of L3 Technologies, which merged with Harris Technologies to become L3Harris Technologies, Inc. (NYSE: LHX). Mr. Mega built and managed several divisions at L3 since its formation in 1997 after spinning off from Lockheed Martin. Prior to his retirement in 2018, he was a corporate Senior Vice President and President of L3’s Communication Systems, one of the four L3 major business segments. Earlier in his career, he had been President of L3’s Microwave Group, President of Narda Microwave, President of Logimetrics, Inc., Chief Financial Officer and Vice President - Tactical Defense Systems of Lockheed Martin Corp.; Group Controller at Loral Corp. and a principal at Raytheon Company (NYSE: RTN).

HENDI SUSANTO, Independent

Age	Director Since	Committees	Other Current and Former Public Company Directorships	Skills, Experiences, and Qualifications
52	2022	None	The LGL Group, Inc. (2016 - 2020)	Financial Expertise
				Manufacturing Industry
				Mergers and Acquisitions
				Governance

Career Highlights

Mr. Susanto currently serves as Senior Vice President and a Portfolio Manager of GAMCO Investors, Inc. and subsidiaries (2015 to present), a diversified asset manager and financial services company. Previously, Mr. Susanto served as an analyst of GAMCO Investors, Inc. (2007 to 2015); an analyst at Silicon Laboratories (2002 to 2005), a fabless global technology company that designs and manufactures semiconductors and other silicon devices and software; and a supply chain management consultation in the technology sector at JDA Software Group (1998 to 2002), a supply chain management company. With deep expertise at the intersection of finance and technology, Mr. Susanto specializes in portfolio management, equity research, due diligence, conducting comprehensive analyses of growth opportunities, technology companies, end-markets, and M&A transactions.

Mr. Susanto holds a Bachelor of Science in Chemical Engineering from the University of Minnesota, a Master of Science in Chemical Engineering from the Massachusetts Institute of Technology, and a Master of Business Administration from The Wharton School at the University of Pennsylvania.

Individual Board Skills Matrix

The matrix below represents some of the key experiences, attributes, and skills that the Board has identified as particularly valuable to the oversight of the Company and illustrates how the Director Nominees individually and collectively represent them. The matrix below is a high-level summary which highlights certain of the Director Nominees' skills, qualifications, and experiences and is not intended to be an exhaustive list of each Director Nominee's contributions to the Board.

Experience, Expertise or Attributes	Arteaga	Gabelli	Goldman	LaPenta, Jr.	Lazar	Mega	Susanto
Aerospace and Defense Industry Aerospace and defense industry experience assists our Board in understanding how product development supports strategic developments in the industry.				✔	✔	✔
Financial Expertise Financial expertise assists our Board in overseeing our financial statements, capital structure, and internal controls.	✔	✔	✔	✔			✔

CEO Experience

CEO experience brings leadership qualifications and skills that help our Board to advise, support, and oversee our management team, including executing our strategy to deliver long-term value.

	✔	✔			✔
Manufacturing Industry Manufacturing industry experience brings a deep understanding of the factors affecting the industry, operations, and strategic goals.		✔			✔	✔	✔
Mergers & Acquisitions Mergers and acquisitions experience assists our Board in identifying the correct target companies to grow our businesses.		✔	✔	✔	✔		✔
Governance Public company board experience provides insight into new and best practices which informs our corporate governance.	✔	✔	✔	✔	✔	✔	✔

Director Nominations

In evaluating and determining whether to nominate a candidate for a position on the Board, the Nominating Committee utilizes a variety of methods and considers criteria such as high professional ethics and values, relevant management and/or manufacturing experience and a commitment to enhancing stockholder value. Candidates may be brought to the attention of the Nominating Committee by current Board members, stockholders, officers or other persons. The Nominating Committee will review all candidates in the same manner regardless of the source of the recommendation.

The Company does not have a formal policy with regard to the consideration of diversity in identifying director nominees, but the Nominating Committee strives to nominate director candidates with a variety of complementary skills so that, as a group, the Board will possess the appropriate talent, skills and expertise to oversee the Company’s businesses.

The Nominating Committee also considers stockholder recommendations for director nominees that are properly received in accordance with the Company’s Bylaws and applicable rules and regulations of the SEC. In order to validly nominate a candidate for election or reelection as a director, stockholders must give timely notice of such nomination in writing to the Corporate Secretary and include, as to each person whom the stockholder proposes to nominate, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, and the other rules and regulations under the Exchange Act (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected). For more information on director candidate nominations by stockholders, see "Stockholder Proposals" herein.

Director Independence

Pursuant to NYSE American rules, in order for a director to qualify as "independent," the Board of Directors must affirmatively determine that the director has no material relationship with the Company that would impair the director's independence. Additionally, NYSE American rules require that a majority of the members of a listed company's board of directors must qualify as "independent." The Board has determined that Messrs. Arteaga, Goldman, LaPenta, Lazar, Mega, and Susanto are independent within the meaning of NYSE American rules.

Board Structure and Responsibilities

The Board is currently comprised of six independent directors and one director (Mr. Gabelli) who is not independent under the NYSE American listing rules. During 2025, there were 10 meetings of the Board and all of our directors attended at least 75 percent of the total number of meetings of the Board and committees on which he served. Although there is no formal policy, all directors are encouraged to attend each annual meeting of stockholders. All directors standing for election attended the 2025 Annual Meeting.

Board Leadership Structure

Mtron's governing documents provide the Board with flexibility to select the appropriate leadership structure of the Company. The Board does not have a policy about whether the roles of Chairman of the Board and Chief Executive Officer should be separate or combined. Mr. Lazar and Mr. Gabelli currently serve as Co-Chairmen of the Board, each of whom equally split the retainer for Chairman of the Board, and Mr. Pforr serves as our Chief Executive Officer. We believe separation of these roles allows Mr. Pforr to focus on managing the Company's business and operations and allows Messrs. Lazar and Gabelli to focus on Board matters, which we believe is especially important in light of the high level of regulation and scrutiny of a public company board. Additionally, we believe the separation of these roles contributes to the independence of the Board in its oversight role and in assessing the performance of our Chief Executive Officer and management generally.

Board Committees

The Board currently has four standing committees: an Audit Committee, a Compensation Committee, a Corporate Governance Committee, and a Nominating Committee. Each standing committee has a written charter and all such charters are available on the Company's website at ir.mtron.com/governance/governance-documents. Each charter is reviewed annually by the respective committee. Under those charters, each committee has the authority to retain independent advisors to assist in the performance of their respective responsibilities.

The tables below reflect the current membership and the number of meetings held in 2025 for each committee. Messrs. Arteaga, Gabelli, Goldman, and Susanto did not serve on any committee during 2025.

Audit Committee

Members	Roles and Responsibilities
Robert V. LaPenta Jr., Chair	The Audit Committee provides assistance to the Board in fulfilling its legal and fiduciary obligations with respect to:
Bel Lazar	•	Matters involving the Company's accounting, auditing, financial reporting, and internal controls;
John S. Mega	•	Overseeing the Company's financial policies and activities;
	•	Matters involving information security (including risks related to cybersecurity) and data protection;
	•	Oversight of the qualifications, independence and performance of Mtron's independent registered public accounting firm, including responsibility for the appointment, compensation, retention and oversight of the firm's work;
	•	Oversight of the performance of Mtron's internal audit function; and
	•	Matters involving related parties.

Meetings in 2025
4

The Board has determined that (i) each member of the Audit Committee meets all independence and financial literacy requirements applicable to audit committees under the NYSE American listing standards and applicable regulations adopted by the SEC and (ii) Mr. LaPenta qualifies as an "audit committee financial expert" as that term is defined in the SEC's rules.

Compensation Committee

Members	Roles and Responsibilities
Bel Lazar, Chair Robert V. LaPenta Jr. John S. Mega	The Compensation Committee discharges the Board's responsibilities regarding executive and director compensation, and its duties include the following:
	•	Evaluating the performance of the Chief Executive Officer;
	•	Reviewing and approving the compensation of each executive officer;
	•	Granting equity incentive awards under the Amended 2022 Plan;
	•	Assisting the Board in establishing and implementation of an executive compensation policy that supports the Company's overall strategy and objectives that attracts and retains talent; and
	•	Making recommendations to the Board regarding the compensation of directors.

Meetings in 2025
1

The Board has determined that each member of the Compensation Committee meets all independence requirements applicable to compensation committees under the NYSE American listing standards.

Corporate Governance Committee

Members	Roles and Responsibilities
John S. Mega, Chair Robert V. LaPenta Jr. Bel Lazar	The Corporate Governance Committee sets the tone for corporate governance, and its duties include the following:
	•	Developing and recommending to the Board a set of corporate governance guidelines and a Code of Business Conduct and Ethics;
	•	Reviewing the corporate governance guidelines and Code of Business Conduct and Ethics and making recommendations to the Board, as applicable;
	•	Developing and making recommendations to the Board procedures for review, approval or ratification of related party transactions; and
	•	Reviewing related party transactions in accordance with the procedures for such transactions.

Although there were no formal meetings of the Corporate Governance Committee, its members met informally throughout the year, including with management.

The Board has determined that each member of the Corporate Governance Committee meets all independence requirements applicable to corporate governance committees under the NYSE American listing standards.

Nominating Committee

Members	Roles and Responsibilities
John S. Mega, Chair Robert V. LaPenta Jr. Bel Lazar	The Nominating Committee's duties include the following:
	•	Establishing criteria and qualifications for Board membership, including standards for assessing independence;
	•	Continuing to identify individuals qualified to become Board members and making recommendations to the Board regarding proposed changes; and
	•	Overseeing the orientation of new directors and continuing education of directors.

Meetings in 2025
1

The Board has determined that each member of the Nominating Committee meets all independence requirements applicable to nominating committees under the NYSE American listing standards.

The Board's Role in Risk Oversight

Senior management is responsible for assessing and managing the Company’s various exposures to risk on a day-to-day basis, including the creation of appropriate risk management programs and policies. We have developed a consistent, systemic and integrated approach to risk management to help determine how best to identify, manage and mitigate significant risks throughout the Company, which includes our system of internal controls over financial reporting, annual reviews conducted by our directors and officers, monitoring compliance with our Code of Conduct and Ethics policy and general liability insurance coverage. The Board is responsible for overseeing management in the execution of its responsibilities and for assessing the Company’s approach to risk management. The Board exercises these responsibilities periodically as part of its meetings and also through the Board’s four principal committees, each of which examines various components of enterprise risk as part of its responsibilities. In addition, an overall review of risk is inherent in the Board’s consideration of the Company’s long-term strategies and in the transactions and other matters presented to the Board, including capital expenditures, acquisitions and divestitures, and other financial matters.

Communications with the Board of Directors

Interested parties, including stockholders, may communicate with the Board, including the non-management directors, by sending an e-mail to ir@mtron.com or by sending a letter to the address below:

M-tron Industries, Inc.

2525 Shader Road

Orlando, Florida 32804

Attention: Executive Vice President - Finance

All such correspondence will be forwarded to any specific director to whom the correspondence is directed.

Director Compensation

 Non-Employee Director Compensation

2025 Compensation Structure

The following table describes the compensation structure for our Board:

$
Base Annual Retainer
Cash Retainer (1)	10,000
Restricted Stock Award (2)	15,000

Per Meeting Cash Compensation
Board Meeting (in person)	2,000
Board Meeting (telephonic)	1,000
Committee Meetings	1,000

Annual Chairman Cash Retainer (1) (3)	100,000

Annual Committee Chair Cash Retainers (1)
Audit Committee	2,000
Compensation Committee	1,000
Corporate Governance Committee	1,000
Nominating Committee	1,000
(1)	Payable in four equal installments each quarter in arrears of service for the preceding quarter.
(2)	Granted on March 21, 2025 with immediate vesting.
(3)	The Chairman of the Board and the Special Advisor to the Chairman split equally the annual cash retainer of $100,000.

The following table sets forth information with respect to compensation earned by or awarded to each non-employee director who served on the Board during the fiscal year ended December 31, 2025:

Name	Fees Earned or Paid in Cash ($)	Stock Awards (1) ($)	Total ($)
Ivan Arteaga	18,250	15,031	33,281
Marc Gabelli	66,000	15,031	81,031
David M. Goldman	19,000	15,031	34,031
Robert V. LaPenta, Jr.	28,500	15,031	43,531
Bel Lazar	78,250	15,031	93,281
John S. Mega	28,250	15,031	43,281
Hendi Susanto	19,000	15,031	34,031
(1)

These shares were granted under the Amended 2022 Plan and reflect the grant date fair value of restricted stock awards granted in 2025 determined in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 718, Compensation - Stock Compensation ("ASC 718"), based on the closing price of Mtron common stock on the date of the grant.

2026 Compensation Structure

In April 2026, the Compensation Committee recommended to the Board a revised compensation structure for Mtron's non-employee directors for the year ending December 31, 2026.

The following table describes the revised compensation structure:

$
Base Annual Retainer
Cash Retainer (1)	10,000
Restricted Stock Award (2)	20,000

Per Meeting Cash Compensation
Board Meeting (in-person and telephonic)	2,000
Committee Meetings	1,000

Annual Chairman Cash Retainer (1) (3)	100,000

Annual Committee Chair Cash Retainers
Audit Committee	5,000
Compensation Committee	3,000
Corporate Governance Committee	3,000
Nominating Committee	3,000
(1)	Payable in four equal installments each quarter in arrears of service for the preceding quarter.
(2)	Granted on March 19, 2026 with immediate vesting.
(3)	The Co-Chairmen of the Board will split equally the annual cash retainer of $100,000.

Hedging or Pledging of Stock

Although we have not adopted any practices or policies prohibiting hedging or pledging, we discourage our directors, executive officers, and employees from entering into hedging or pledging arrangements with respect to the Company’s securities. As of the date of this Proxy Statement, none of our directors or executive officers have entered into any hedging or pledging arrangements with respect to the Company's securities.

Insider Trading Policy

We have adopted an insider trading policy (the "Insider Trading Policy") that governs the purchase, sale, and/or other dispositions of the Company's common stock or warrants by directors, officers, and employees. We believe our insider trading policies and procedures are reasonably designed to promote compliance with insider trading laws, rules, and regulations as well as the exchange listing standards applicable to us. Our insider trading policies and procedures prohibit our employees, directors, officers, and consultants from trading in our securities while in possession of material non-public information, among other things. Although our Insider Trading Policy does not apply to the Company itself, it is the Company's policy to comply with all applicable securities and state laws when engaging in transactions in its own securities. The foregoing summary of our insider trading policies and procedures does not purport to be complete and is qualified by reference to our Insider Trading Policy, a copy of which can be found in Exhibit 19.1 to the 2025 Annual Report.

Corporate Governance Information

We adopted a code of business conduct and ethics as part of our Code of Conduct and Ethics policy, which applies to all of our directors, officers, and employees, including our principal executive, financial and accounting officers.

Mtron's Corporate Governance Guidelines, the charters for each standing Board committee, and the Code of Conduct and Ethics policy (and any amendments to and waivers from the Code of Conduct and Ethics) are available on Mtron's website at ir.mtron.com/governance/governance-documents.

EXECUTIVE COMPENSATION

Proposal 2	Advisory Vote to Approve Executive Compensation

In accordance with the requirements of Section 14A of the Exchange Act, we are submitting to stockholders our annual "say-on-pay proposal," an advisory vote to approve the compensation of our Named Executive Officers as described in this Proxy Statement.

At our 2025 Annual Meeting, approximately 95.2% of the votes cast on the say-on-pay proposal were voted in favor of the proposal, indicating stockholder support for the compensation of our Named Executive Officers. However, we are submitting this proposal to continue to give stockholders the opportunity to express their views on the compensation of our Named Executive Officers.

In considering your vote, we invite you to review the Compensation Discussion and Analysis, including the accompanying compensation tables and narrative discussion, beginning on page 17 of this Proxy Statement. As described in the Compensation Discussion and Analysis, we believe that the Company's executive compensation programs effectively align the interests of our Named Executive Officers with those of our stockholders by linking a significant portion of their compensation to the Company's performance and by providing a competitive level of compensation designed to recruit, retain, and motivate talented executives critical to the Company's long-term success. We believe that the total compensation opportunities for our Named Executive Officers – including base salary, annual incentives, and long-term equity awards – created strong alignment between executive compensation and performance outcomes in 2025.

The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or the Board. The Board and the Compensation Committee value the opinions of our stockholders and to the extent there is any significant vote against the Named Executive Officer compensation as disclosed in this Proxy Statement, we will consider our stockholders' concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns. The Board has adopted a policy of providing annual advisory approvals of the compensation of our Named Executive Officers.

Vote Required

Proposal 2 requires the affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. Abstentions are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

Board Recommendation	✔

The Board of Directors unanimously recommends that our stockholders vote FOR approval of the following resolution:

"RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers for the year ended December 31, 2025, as disclosed in the Company's Proxy Statement for the 2026 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Summary Compensation Table and the other related tables and disclosure."

Executive Officers

The following individuals constitute our current executive officers:

Name	Position
Cameron Pforr (1)	Chief Executive Officer and Chief Financial Officer
William A. Drafts	President
Linda M. Biles	Executive Vice President - Finance

(1)	Mr. Pforr was appointed permanent Chief Executive Officer on November 6, 2025. He previously served as Interim Chief Executive Officer since February 2025.

Biographical summaries, including age, education, and experience of our current executive officers are set forth below.

CAMERON PFORR, Chief Executive Officer and Chief Financial Officer

Age	Career Highlights
61

Mr. Pforr currently serves as Chief Executive Officer (2025 to present) and Chief Financial Officer (2024 to present) of M-tron Industries, Inc. Previously, Mr. Pforr served as President and Chief Financial Officer of IronNet, Inc. (2023 to 2024); President and Chief Financial Officer of Fidelis Cybersecurity, Inc. (2020 to 2023); Director of Driving Dynamics Inc. (2016 to 2020); Vice President - Strategy and Corporate Development of Jenzabar, Inc. (2016 to 2020); Senior Vice President - Business and Corporate Development of Permabit, Inc. (2013 to 2016); President and Chief Financial Officer of WhipTail Technologies LLC (2011 to 2012); Managing Director of Revolution Partners LLC (2005 to 2010); Co-Founder of Mustang Capital Partners, LLC (2003 to 2005); and Director - Technology Investment Banking at Deutsche Bank Alex. Brown, Inc. (1998 to 2003).

Mr. Pforr holds a Bachelor of Science in Computer Science from the College of William and Mary, a Master of Business Administration from the Wharton School at the University of Pennsylvania, and a Master of Arts in International Studies from the University of Pennsylvania.

WILLIAM A. DRAFTS, President

Age	Career Highlights
61

Mr. Drafts currently serves as President of M-tron Industries, Inc. (2022 to present). Previously, Mr. Drafts served as President and Chief Executive Officer of M-tron Industries, Inc. (2019 to 2022); various positions, including Director - Global Product Management and Vice President - General Manager, Imaging Division, at FLIR Systems Inc. (2010 to 2019); Executive Vice President - Corporation Operations and Vice President - Operations, ICx Imaging Systems at ICx Technologies, Inc. (2002 to 2009); Vice President - General Manager at TriQuint Semiconductor, Inc. (1999 - 2001); various positions at Sypris Solutions Inc. (1990 to 1999); and Design Engineer at Lockheed Martin Corporation (1987 - 1990).

Mr. Drafts holds a Bachelor of Science in Electrical Engineering from the University of Arizona and a Master of Science in Electrical Engineering and a Master of Business Administration from the University of Central Florida. Additionally, Mr. Drafts has eleven technical publications and holds three U.S. patents.

LINDA M. BILES, Executive Vice President - Finance

Age	Career Highlights
64

Ms. Biles currently serves as Executive Vice President - Finance of M-tron Industries, Inc. (2024 to present) and Vice President & Controller of The LGL Group, Inc. (2020 to present). Previously, Ms. Biles served as Vice President & Controller of M-tron Industries, Inc. (2007 to 2024).

Ms. Biles holds a Bachelor of Science in Accounting from Canisius College.

Compensation Discussion and Analysis

Overview

The Compensation Committee is responsible for the design and administration of the Company’s compensation policy and plans. The plans are designed to successfully implement the Company’s business strategy and create stockholder value. As a matter of policy, the Compensation Committee submits its recommendations to the full Board for approval.

Compensation Philosophy and Objectives

The Company’s compensation program emphasizes performance-based compensation promoting the achievement of short-term and long-term business objectives. This aligns our executives’ compensation with stockholder interests, while providing competitive compensation to attract, motivate and retain executives with superior skills and abilities.

Determination of Compensation Awards

The Compensation Committee recommends to the Board the compensation awards for the named executive officers based on (i) Company performance versus annual budgeted financial targets, and (ii) individual performance.

The Compensation Committee conducts an annual review of the Chief Executive Officer's performance prior to making its recommendation to the Board regarding the Chief Executive Officer’s compensation. During these reviews, the Compensation Committee considers the Company’s performance in the following categories: (i) improvement in the Company’s market value; (ii) the achievement of agreed upon short- and long-term objectives; and (iii) predetermined individual goals.

Compensation Benchmarking

The Company has not retained a compensation consultant to review its policies and procedures with respect to the compensation of the named executive officers, though it may choose to do so in the future. The Compensation Committee benchmarks the compensation of the named executive officers against the median compensation paid by comparable companies determined at the time. To that end, the Compensation Committee will conduct a benchmark review as often as deemed necessary of the aggregate level of compensation of the named executive officers as well as the mix of elements used to compensate the named executive officers, taking into account input from independent members of the Board and publicly available data relating to the compensation practices and policies of comparable companies. While benchmarking may not always be appropriate as a stand-alone tool for setting the compensation of the named executive officers due to the Company’s potentially unique circumstances and objectives, the Compensation Committee generally believes that gathering such information is an important part of the Compensation Committee’s decision-making process.

Notwithstanding the foregoing, the Compensation Committee may determine that it is in the Company’s best interest to recommend total compensation packages that deviate from the Compensation Committee’s general principle of benchmarking the compensation of the named executive officers.

Elements of Compensation

Base Salary

Base salary levels for the Company’s named executive officers are designed to be competitive with those of employees with similar responsibilities working for companies of comparable size, capitalization and complexity. In determining base salaries, the Compensation Committee takes into account a variety of factors, including experience, performance, and benchmarking.

Incentive Compensation

The Company provides annual and long-term incentive compensation to its executives and managers under the Company’s Amended and Restated 2022 Incentive Plan (the "Amended 2022 Plan"), which was approved prior to the Separation by our Board on August 19, 2022. The Amended 2022 Plan is designed to provide annual and long-term incentives for executive performance by rewarding participating executives for their contributions to profitability and stockholder value based on achieving short-term Company and individual performance goals for a given year, as well as by aligning a significant portion of compensation with the long-term interests of stockholders. Short-term Company performance goals include revenue growth, EBITDA, earnings per share and return on equity. Long-term Company performance goals include increasing the Company’s total market value. The Compensation Committee may recommend that other corporate performance measures be substituted or added (including but not limited to operating income after tax, return on capital employed and stockholder return) in order to achieve the Company’s business strategy. Individual performance goals for the Chief Executive Officer are established by the Compensation Committee and recommended to the Board for approval, while individual performance goals for our other employees are established by the Chief Executive Officer and reviewed by the Compensation Committee.

Policies and Practices Related to Stock Option Grants

The following discussion of the timing of option awards in relation to the disclosure of material nonpublic information is provided as required by Item 402(x) of Regulation S-K. The Company does not have a written policy regarding the timing of option awards in relation to the disclosure of material nonpublic information. During 2025, we did not take into account any material nonpublic information when determining the timing and terms of equity incentive awards. Generally, equity awards are not granted in anticipation of the release of material non-public information, and the release of material non-public information is not timed based on equity grant dates.

M-tron Industries, Inc. 401(k) Plan

The M-tron Industries, Inc. 401(k) Plan (the "401(k) Plan"), which is subject to limitations imposed by the Internal Revenue Code of 1986, as amended, permits the Company’s employees to defer a portion of their compensation by making contributions to the 401(k) Plan and thereby obtain certain tax benefits. Participating employees also benefit from the 401(k) Plan by sharing in discretionary contributions made by the Company to the 401(k) Plan based on each employee’s contribution made in a particular year. A participant’s interest in his or her individual contributions, the Company’s contributions and earnings thereon is fully vested at all times. The 401(k) Plan’s proceeds are invested in guaranteed investment contracts or certain mutual funds, subject to the discretion of the participants.

The Named Executive Officers and all other employees over the age of 18 of the Company and certain of its subsidiaries are eligible to participate in the 401(k) Plan after having completed three months of service.

Other Benefits

The Company makes available to its named executive officers the same medical insurance, life insurance and disability benefits that are generally made available to the Company’s employees to ensure that the Company’s employees have access to basic healthcare and income protection for themselves and their family members.

Clawback Policy

The Company maintains a clawback policy that complies with the applicable listing standards of the NYSE American and Rule 10D-1 under the Exchange Act. In the event of a restatement of the reported financial results of the Company due to material noncompliance with financial reporting requirements, the Company will take all available steps to recover reasonably promptly the amount of all erroneously awarded incentive-based compensation received by an executive officer during the relevant recovery period.

A full copy of the Recovery of Erroneously Awarded Compensation Policy is included in our 2025 Annual Report. No clawback-related actions pursuant to the Recovery of Erroneously Awarded Compensation Policy were required in 2025.

Employment Agreements

The Company has not entered into any employment agreements with its executive officers.

Recent Compensation Decisions

The Compensation Committee and the Board took a compensation-related action during the fourth quarter of 2025 related to revising the compensation arrangement for Mr. Pforr in connection with his appointment as permanent Chief Executive Officer. Mr. Pforr's revised compensation arrangement includes the following:

(i)	an increased annual base salary of $306,000, subject to annual review by the Board;
(ii)

eligibility to receive an annual incentive payment equal to 2.0% of the change in enterprise value (as defined below) over the prior fiscal year and payable in either cash or stock compensation (or a combination of cash and stock compensation), at the discretion of the Board, within ninety (90) days of the completion of the audit of the Company's financial statements included in the Company's Annual Report on Form 10-K; and

(iii)	the opportunity to receive acquisition incentive payments upon the successful completion of certain acquisitions as approved by the Board.

The Compensation Committee determined that Mr. Pforr's compensation structure appropriately balances fixed and performance-based compensation and aligns Mr. Pforr's interests with the long-term interests of the Company's stockholders.

The material terms of Mr. Pforr's revised compensation arrangements were previously disclosed in the Company's Current Report on Form 8-K/A filed with the SEC on December 5, 2025.

Executive Compensation Tables

Cameron Pforr has served as our principal executive officer ("PEO") since February 2025. Michael J. Ferrantino, Jr. served as our PEO from October 2022 until February 2025.

The individuals comprising the non-PEO Named Executive Officers ("NEOs") for each year presented in the Summary Compensation Table are listed below:

2025	2024
William A. Drafts	Cameron Pforr
Linda M. Biles	William A. Drafts
Linda M. Biles
James W. Tivy

Summary Compensation Table

The following table sets forth information with respect to compensation earned by the Company’s Named Executive Officers for the years ended December 31, 2025 and 2024:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards (1) ($)	Stock Options (1) ($)	All Other Compensation (2) ($)	Total ($)
Cameron Pforr	2025	243,231	64,000	—	611,915	6,420	925,566
Chief Executive Officer and Chief Financial Officer	2024	59,769	—	914,200	—	—	973,969
William A. Drafts	2025	220,985	160,000	—	305,958	8,930	695,873
President	2024	211,385	130,000	—	—	7,542	348,927
Linda M. Biles	2025	200,000	135,000	—	244,766	7,161	586,927
Executive Vice President - Finance	2024	183,462	110,000	239,000	—	8,050	540,512
Former Executive Officer
Michael J. Ferrantino, Jr. (3)	2025	34,615	174,000	—	—	47,946	256,561
Former Chief Executive Officer	2024	225,000	150,000	—	—	1,300	376,300
(1)	Reflects the aggregate grant date fair value of stock awards or option awards granted in the applicable year, computed in accordance with ASC 718.
(2)	Reflects (i) employer contributions accrued or paid under the M-tron Industries, Inc. 401(k) Plan; (ii) cell phone allowance; (iii) paid-time off ("PTO") payout; and (iv) severance. The following table details the aggregate incremental cost to the Company for perquisites received by each Named Executive Officer in 2025:

	Employer Contributions under 401(k) Plan ($)	Cell Phone Allowance ($)	Severance (a) ($)	PTO Payout	Other (b) ($)	Total ($)
Cameron Pforr	5,843	—	—	—	577	6,420
William A. Drafts	6,480	1,200	—	—	1,250	8,930
Linda M. Biles	4,615	1,200	—	—	1,346	7,161
Former Executive Officer
Michael J. Ferrantino, Jr.	—	350	25,962	21,635	—	47,946

(a)	Amounts in this column reflect severance paid to Mr. Ferrantino in connection with the Separation Agreement and General Release between Mr. Ferrantino and the Company, dated February 17, 2025.
(b)	Amounts in this column reflect health savings account employer contributions for Mr. Pforr ($577) and Mr. Drafts ($1,250) and taxable fringe benefits for Ms. Biles ($1,346).

We maintain a policy of directors' and officers' liability insurance for the directors and officers. The premium for this policy for the policy year ended September 30, 2025 was approximately $161,000 and for the policy year ended September 30, 2026 is approximately $143,000.
(3)	Effective February 17, 2025, Mr. Ferrantino resigned as Chief Executive Officer.

Outstanding Equity Awards at Year-End

The following table sets forth the information with respect to outstanding equity awards held by our Named Executive Officers as of December 31, 2025:

		Option Awards				Stock Awards
Name	Year Granted	Number of Securities Underlying Unexercised Options (Exercisable)	Number of Securities Underlying Unexercised Options (Unexercisable)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested (1) ($)
Cameron Pforr (2) (3)	2025	—	25,000	$40.32	4/4/2030	—	$—
	2024	—	—	—	—	13,334	709,635
William A. Drafts (4) (5)	2025	—	12,500	40.32	4/4/2030	—	—
	2023	—	—	—	—	3,600	191,592
Linda M. Biles (6) (7) (8)	2025	—	10,000	40.32	4/4/2030	—	—
	2024	—	—	—	—	6,667	354,818
	2023	—	—	—	—	3,600	191,592
(1)	Market value is based on the closing price of our common stock on the NYSE American on December 31, 2025, the last trading day of 2025, of $53.22 per share.
(2)

On October 3, 2024, Mr. Pforr was awarded 20,000 restricted shares of Mtron common stock with a three-year vesting period, in which 6,666 shares vested in 2025, 6,666 shares vest in 2026, and 6,668 shares vest in 2027. As of December 31, 2025, there are 13,334 unvested restricted shares.

(3)

On April 4, 2025, Mr. Pforr was awarded stock options to purchase 25,000 shares of Mtron common stock with a three-year vesting period, in which 7,500 options vest in 2026, 7,500 options vest in 2027, and 10,000 options vest in 2028.

(4)

On August 9, 2023, Mr. Drafts was awarded 9,000 restricted shares of Mtron common stock with a three-year vesting period, in which 2,700 shares vested in 2024, 2,700 shares vested in 2025, and 3,600 shares vest in 2026. As of December 31, 2025, there are 3,600 unvested restricted shares.

(5)

On April 4, 2025, Mr. Drafts was awarded stock options to purchase 12,500 shares of Mtron common stock with a three-year vesting period, in which 3,750 options vest in 2026, 3,750 options vest in 2027, and 5,000 options vest in 2028.

(6)	On August 9, 2023, Ms. Biles was awarded 9,000 restricted shares of Mtron common stock with a three-year vesting period, in which 2,700 shares vested in 2024, 2,700 shares vested in 2025, and 3,600 shares vest in 2026. As of December 31, 2025, there are 3,600 unvested restricted shares.
(7)

Effective April 16, 2024, Ms. Biles was appointed Executive Vice President - Finance. In connection with her appointment, Ms. Biles was awarded 10,000 restricted shares of Mtron common stock with a three-year vesting period, in which 3,333 shares vested in 2025, 3,333 shares vest in 2026, and 3,334 shares vest in 2027. As of December 31, 2025, there are 6,667 unvested restricted shares.

(8)

On April 4, 2025, Ms. Biles was awarded stock options to purchase 10,000 shares of Mtron common stock with a three-year vesting period, in which 3,000 options vest in 2026, 3,000 options vest in 2027, and 4,000 options vest in 2028.

Equity Compensation Plan Information

The following table provides information as of December 31, 2025 about our common stock that may be issued upon the exercise of options, warrants and rights under all of our existing equity compensation plans (including individual arrangements):

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders (1)	129,914	$37.62	234,190
Equity compensation plans not approved by security holders	—	—	—
Total	129,914	$37.62	234,190
(1)

The Amended 2022 Plan was approved prior to the Separation by our Board on August 19, 2022. 500,000 shares of common stock are authorized for issuance under the Amended 2022 Plan. Options to purchase 129,914 shares of common stock issued under the Amended 2022 Plan were outstanding as of December 31, 2025. Unvested restricted stock awards totaling 51,100 were outstanding as of December 31, 2025.

Pay Versus Performance

This disclosure has been prepared in accordance with Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K and does not necessarily reflect how the Compensation Committee evaluates compensation decisions when contemplating Company or individual performance. The Compensation Committee did not consider the pay versus performance disclosure in making its pay decisions for any of the years shown. For further information concerning the Company's pay-for-performance philosophy and how the Company aligns executive compensation with the Company's performance, refer to the Compensation Discussion and Analysis section above.

Pay versus Performance Table

The following table sets forth information concerning the compensation of our PEO and NEOs for each of the fiscal years ending December 31, 2025, 2024, and 2023;

Year	Summary Compensation Table Total for PEO (1) ($)	Compensation Actually Paid to PEO (2) ($)	Average Summary Compensation Table Total for Non-PEO NEOs (3) ($)	Average Compensation Actually Paid to Non-PEO NEOs (2) ($)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return (5) ($)	Net Income ($ in 000s)
2025	1,182,127	1,400,036	641,400	717,953	406	8,447
2024	376,300	376,300	496,836	564,062	370	7,636
2023	225,000	253,742	281,366	646,491	273	3,489
(1)

The amounts shown for Summary Compensation Table total for PEO are the amounts of total compensation reported for Mr. Ferrantino for each corresponding year in the "Total" column of the Summary Compensation Table. Refer to the Summary Compensation Table on page 19 above.

(2)

The amounts shown for Compensation Actually Paid do not reflect the actual amount of compensation earned or paid to our executive officers during the applicable fiscal year and it is reported solely pursuant to the new SEC rules. Additionally, it does not represent amounts that have actually been earned or realized, including with respect to certain equity awards for which performance conditions for these equity awards have not yet been realized.

(3)

The amounts shown for Average Summary Compensation Table Total for Non-PEO NEOs are the average amounts of total compensation reported for the Non-PEO NEOs for each corresponding year in the "Total" column of the Summary Compensation Table. Refer to the Summary Compensation Table on page 19 above. The individuals comprising the Non-PEO NEOs for each presented year are listed below:

2025 - William A. Drafts and Linda M. Biles

2024 - Cameron Pforr, William A. Drafts, Linda M. Biles, and James W. Tivy

2023 - William A. Drafts, Linda M. Biles, and James W. Tivy

(4)

Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the PEO and Non-PEO NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the Exclusion of Stock Awards column are the totals from the "Stock Awards" column of the Summary Compensation Table. Refer to the Summary Compensation Table on page 19 above.

PEO	Summary Compensation Table Total ($)	Exclusion of Stock Awards ($)	Inclusion of Equity Values ($)	Compensation Actually Paid ($)
2025	1,182,127	(611,915)	829,824	1,400,036
2024	376,300	—	—	376,300
2023	225,000	—	28,742	253,742

Non-PEO NEOs	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Exclusion of Stock Awards for Non-PEO NEOs ($)	Inclusion of Equity Values for Non-PEO NEOs ($)	Compensation Actually Paid to Non-PEO NEOs ($)
2025	641,400	(275,362)	351,915	717,953
2024	496,836	(288,300)	355,526	564,062
2023	281,366	(67,800)	432,925	646,491

The amounts in the Inclusion of Equity Values columns in the tables above are derived from the amounts set forth in the following tables:
PEO	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards ($)	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year ($)	Total - Inclusion of Equity Values ($)
2025	727,358	63,870	—	38,596	—	829,824
2024	—	—	—	—	—	—
2023	—	—	—	28,742		28,742

Non-PEO NEOs	Average Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Non-PEO NEOs ($)	Average Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Non-PEO NEOs ($)	Average Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Non-PEO NEOs ($)	Total - Average Inclusion of Equity Values for Non-PEO NEOs ($)
2025	327,311	33,211	—	(8,608)	—	351,915
2024	363,225	40,100	—	(47,799)	—	355,526
2023	214,200	172,130	—	46,595	—	432,925

(5)	The amounts shown for Value of Initial Fixed $100 Investment Based on Total Shareholder Return ("TSR") assumes $100 was invested for the period starting October 7, 2022 (the date of the Company's IPO) through the end of December 31, 2023 for 2023, December 31, 2024 for 2024 and December 31, 2025 for 2025. Historical stock performance is not necessarily indicative of future stock performance.

Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Net Income

In accordance with SEC rules, the following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and the Company's Net Income during the three most recently completed fiscal years.

Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Total Shareholder Return

In accordance with SEC rules, the following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and the Company's cumulative TSR during the three most recently completed fiscal years.

All information provided herein under the heading Pay Versus Performance will not be deemed to be incorporated by reference into any filing made by us under the Securities Act or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language included in any such filing, except to the extent we specifically incorporate such information by reference.

Report of the Compensation Committee

The Compensation Committee has reviewed and discussed with management the section entitled "Compensation Discussion and Analysis" required by Item 402(b) of Regulation S-K. Based on that review and discussion, the Compensation Committee recommended to the Board that the section entitled "Compensation Discussion and Analysis" be incorporated by reference in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and included in this Proxy Statement.

Members of the Compensation Committee:
Bel Lazar, Chair
Robert V. LaPenta, Jr.
John S. Mega

Proposal 3	Approval of the Second Amended and Restated M-tron Industries, Inc. 2022 Incentive Plan

The Board of Directors is asking our stockholders to approve the Second Amended and Restated M-tron Industries, Inc. 2022 Incentive Plan (the "Second A&R 2022 Plan"). The M-tron Industries, Inc. 2022 Incentive Plan was originally adopted by the Board in April 2022, and subsequently amended by the Board in August 2022. On April 27, 2026, upon the recommendation of the Compensation Committee, the Board unanimously approved the adoption of the Second A&R 2022 Plan, subject to stockholder approval at the 2026 Annual Meeting. The Second A&R 2022 Plan will continue to allow Mtron to grant the equity incentive compensation awards that are the key elements of our compensation philosophy and practices.

If this proposal is approved by our stockholders, the Second A&R 2022 Plan will replace the Amended 2022 Plan with respect to awards granted after the Annual Meeting. If this proposal is not approved, the Amended 2022 Plan will remain in effect and available for grants until expiration.

As of our record date, April 27, 2026, excluding new shares requested, 136,263 of the 500,000 shares authorized under the Amended 2022 Plan remain available for future grants, a number that the Compensation Committee and the Board believe is insufficient to meet our future needs. Based on our projected recruiting and retention needs, historic grant rates, and current share price, the Compensation Committee and Board anticipate that without the additional shares requested under the Second A&R 2022 Plan, we would be unable to continue to grant equity awards under our incentive programs beyond 2028.

We recommend that stockholders approve the Second A&R 2022 Plan to (i) permit the continued use of stock-based compensation by reserving an additional 1,000,000 shares for issuance under the Second A&R 2022 Plan, such that a total of 1,500,000 shares will be reserved and available for issuance under the Second A&R 2022 Plan; (ii) correspondingly increase the ISO limit by 1,000,000 shares; (iii) extend the expiration date of the Amended 2022 Plan to the 10th anniversary of the 2026 Annual Meeting ; and (iv) make other market standard updates, technical revisions in response to changes in law and other clarifying and administrative changes.

Stock-based compensation is an important part of our compensation structure and serves the best interests of our stockholders by:

• rewarding long-term Company performance;
• linking employees' interests to long-term stockholder value creation; and
• enabling us to attract and retain top-tier talent in a competitive marketplace.

If the Second A&R 2022 Plan is not approved, we may need to replace the stock-based components of our compensation with cash, which may increase compensation expense, reduce compensation alignment with stockholder interests, and impede our ability to attract and retain talent.

To maintain flexibility and effectively attract, motivate, and retain high-caliber employees and directors, we are asking stockholders to authorize an additional 1,000,000 shares of common stock for awards under the Second A&R 2022 Plan. We intend to grant future equity awards under the Second A&R 2022 Plan in amounts that are reasonable and consistent with market data. Based on our projected recruiting and retention needs, our historic grant rates, and the approximate current share price, we believe that the new shares requested under the Second A&R 2022 Plan would allow us to grant equity awards to employees and directors for approximately 10 more years. However, the additional shares could last for a different period if historical practice does not match our future needs, or if our share price materially changes. In determining the size of this share request, the Compensation Committee considered, among other things, our outstanding equity awards, our burn rate, our stock price and volatility, our projected recruiting and retention needs, the potential dilution of our equity compensation program, the voting guidelines of certain institutional investors and proxy advisory firms, the advice of its independent compensation consultant, and competitive market practices. Key factors are outlined below.

We encourage stockholders to read this Proposal 3, which provides, among other items, a summary of certain key data relating to outstanding equity awards and shares available for future awards under the Second A&R 2022 Plan, information relating to how the Board determined the number of shares proposed to be reserved under the Second A&R 2022 Plan, a summary of significant changes from the Amended 2022 Plan, an overview of the terms and conditions of, and benefits to be received under, the Second A&R 2022 Plan, and a brief description of the current U.S. federal income tax consequences generally arising with respect to awards granted under the Second A&R 2022 Plan.

Vote Required

Proposal 3 requires the affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. Abstentions are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

Board Recommendation	✔	The Board of Directors unanimously recommends that our stockholders vote FOR the approval of the Second Amended and Restated M-tron Industries, Inc. 2022 Incentive Plan.

Summary of the Second Amended and Restated M-tron Industries, Inc. 2022 Incentive Plan

The Board believes that the Second A&R 2022 Plan will promote the interests of stockholders and is consistent with the principles of good corporate governance. The principal terms of the Second A&R 2022 Plan are described below, but the description is qualified in its entirety by reference to the Second A&R 2022 Plan itself. The full text of the Second A&R 2022 Plan is attached to this Proxy Statement as Annex A.

If the Second A&R 2022 Plan is not approved by our stockholders, the Amended 2022 Plan will remain in full force and effect in accordance with its terms. Regardless of whether the Second A&R 2022 Plan is approved by our stockholders, each award granted under the Amended 2022 Plan will continue to be subject to the terms and provisions applicable to such award under the Amended 2022 Plan and the applicable award agreement.

Plan Design Supports Sound Governance Practices

The Amended 2022 Plan authorizes the plan administrator to grant stock options, stock appreciation rights, restricted stock, restricted stock units, deferred stock, unrestricted stock, performance bonus awards, performance stock units, performance share units, and dividend equivalents to employees, directors, and consultants of the Company and its subsidiaries.

The Second A&R 2022 Plan includes key provisions designed to protect stockholder interests and promote sound compensation governance, including:

•	no liberal share recycling;
•	no repricing stock options or stock appreciation rights without stockholder approval;
•	no "evergreen" renewal feature;
•	annual limits on director compensation;
•	awards are subject to our clawback policy; and
•	dividends or dividend equivalents are accumulated until the underlying award vests.

We have demonstrated a commitment to sound equity compensation practices. Recognizing that equity awards dilute stockholders’ equity, we have carefully managed our equity incentive compensation to be competitive, consistent with market practices, and mindful of stockholder interests.

In evaluating this proposal, stockholders should consider all the information in this proposal and this Proxy Statement.

Material Changes to the Amended 2022 Plan

The Second A&R 2022 Plan includes several features designed to protect the interests of our stockholders and reflect sound corporate governance practices and our compensation philosophy, including the following key features and material differences from the Amended 2022 Plan:

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Share reserve increase. As of April 27, 2026, only 136,263 shares remain available for awards under the Amended 2022 Plan, which is insufficient to meet our future needs. The Second A&R 2022 Plan will reserve a sufficient number of shares to enable the Company to continue to grant equity awards, which is a critical component of our compensation program. The Second A&R 2022 Plan will increase the maximum number of shares of Common Stock authorized for issuance by an additional 1,000,000 shares.

•	ISO limit increase. Increases the limit for incentive stock options by 1,000,000 shares.
•	Extension of expiration date. Extends the plan term until the 10th anniversary of the 2026 Annual Meeting.
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Address other updates in law and market practice. The Amended 2022 Plan will incorporate certain other technical revisions in response to changes in the law and which are designed to protect the interests of our stockholders and reflect sound corporate governance practices, as well as other clarifying changes.

The Second A&R 2022 Plan maintains all of the key governance features as under the Amended 2022 Plan.

Burn Rate and Potential Dilution

In setting the number of shares authorized for issuance under the Second A&R 2022 Plan, we considered our historic burn rate, which measures annual share utilization, and is calculated as the total amount of equity granted in any year, divided by the weighted average number of shares of common stock outstanding as of the end of each fiscal year. The table below summarizes our burn rate experience, which provides data on our share usage under our employee and non-employee director compensation programs for the last three fiscal years:

Fiscal Year	Restricted Stock Granted	Stock Options Granted	Total Granted	Weighted Average Common Shares Outstanding	Burn Rate (%)
2025	13,814	47,500	61,314	2,873,256	2.1
2024	32,548	—	32,548	2,748,186	1.2
2023	69,597	183,300	252,897	2,696,445	9.4
Three-year average (2023 - 2025)					4.2

Our future burn rate will depend on a number of factors, including the number of participants in the Second A&R 2022 Plan, our stock price, changes to our compensation strategy, changes in business practices or industry standards, changes in our capital structure due to stock splits or similar events, the compensation practices of our competitors or changes in compensation practices in the market generally, and the methodology used to establish the equity award mix.

We also considered overhang, which measures potential shareholder dilution, in setting the number of additional shares authorized for issuance under the Second A&R 2022 Plan. Overhang is calculated as (i) the number of shares of common stock subject to outstanding equity awards under the Amended 2022 Plan plus the number of shares available to be granted under the Amended 2022 Plan (the "numerator"), by (ii) the total number of shares of common stock outstanding plus the shares included in the numerator.

As of April 27, 2026, the record date, there were (i) 130,389 shares of common stock subject to outstanding equity awards issued under the Amended 2022 Plan, (ii) 136,263 shares of common stock that remained available for issuance under the Amended 2022 Plan, and (iii) 4,321,003 shares of common stock issued and outstanding. As a result, our fully diluted overhang, excluding the additional shares of common stock being requested under the Second A&R 2022 Plan, was 5.8%. Had the 1,000,000 shares being requested under the Second A&R 2022 Plan been available for grant as of the record date, our overhang would have increased to 20.8%.

As of April 27, 2026, there are options to purchase 67,519 shares of common stock outstanding under the Amended 2022 Plan and 62,870 outstanding unvested restricted stock awards.

Based on the closing price on the NYSE American for our common stock on April 29, 2026 of $63.41 per share, the aggregate market value of the additional 1,000,000 shares of common stock requested under the Second A&R 2022 Plan was $63,410,000.

Key Terms

Eligible Participants	•	Any person who is an employee, officer, director, consultant, advisor or other individual service provider of the Company or certain of the Company's subsidiaries
	•	Any person who is determined by the Compensation Committee to be a prospective employee, officer, director, consultant, advisor, or other individual service provider of the Company

As of April 27, 2026, there were approximately 264 employees, 7 non-employee directors of the Company, and 154 consultants eligible to participate in the Second A&R 2022 Plan. Under the Second A&R 2022 Plan, the plan administrator, subject to applicable law, has the authority to determine and select award recipients from the list of eligible individuals.

Administration

The Compensation Committee is expected to administer the Second A&R 2022 Plan unless the Board assumes authority for administration. In this regard, the full Board retains authority over grants to non-employee directors. The Second A&R 2022 Plan provides that the Board or Compensation Committee may delegate its authority to grant awards to employees other than executive officers to a committee consisting of one or more members of the Board or one or more of our officers. The plan administrator has authority to select award recipients, determine award terms, and take all actions necessary for plan administration.

Available Shares

The maximum number of shares that were available for issuance under the Amended 2022 Plan upon its initial adoption was 500,000 shares. Approximately 136,263 shares remained available for grant as of April 27, 2026. The maximum number of available shares that can be issued as awards (including as incentive stock options) is being increased by an additional 1,000,000 shares. If the Second A&R 2022 Plan is approved, the maximum number of shares that may be issued under the Second A&R 2022 Plan after April 27, 2026 will be approximately 1,136,263. Awards will be counted against the Second A&R 2022 Plan reserve on the date of grant, based on the maximum number of shares that may be issued pursuant to the award. Shares issued under the Second A&R 2022 Plan may come from newly issued, treasury, or reacquired shares, or any combination thereof.

Responsible Share Counting

If an outstanding award under the Second A&R 2022 Plan expires or is terminated or canceled for any reason without having been exercised or settled in full, or if shares acquired pursuant to an award subject to forfeiture are forfeited under the Second A&R 2022 Plan, the shares allocable to the terminated portion of such award or such forfeited shares shall again be available for issuance under the Amended 2022 Plan. Shares shall not be deemed to have been issued pursuant to the Second A&R 2022 Plan with respect to any portion of an award that is settled in cash. In the event that withholding tax liabilities arising from a full-value award (i.e., an award other than an option or stock appreciation right) are satisfied by the delivery or withholding of shares, the shares so tendered or withheld shall be added to the Second A&R 2022 Plan’s reserve.

Notwithstanding anything to the contrary, the following shares shall not again be made available for issuance or delivery under the Second A&R 2022 Plan: (i) shares tendered in payment of an option; (ii) shares delivered or withheld by the Company to satisfy any tax withholding obligation with respect to an option or stock appreciation right; (iii) shares covered by a stock-settled stock appreciation right that were not issued upon the settlement of the stock appreciation right; or (iv) shares purchased on the open market with option proceeds.

Annual Award Limit (Non-Employee Directors)

The Second A&R 2022 Plan provides that the sum of the grant date fair value of all equity-based awards and the maximum amount of cash that may become payable to any individual for services as a non-employee director during any calendar year may not exceed $500,000. The plan administrator may make exceptions to this limit for individual non-employee directors in extraordinary circumstances, as the plan administrator may determine in its discretion, provided that the non-employee director receiving such additional compensation may not participate in the decision to award such compensation or in other contemporaneous compensation decisions involving non-employee directors.

Types of Awards

The Second A&R 2022 Plan allows for the granting of stock options (both non-qualified and incentive), stock appreciation rights, restricted stock, restricted stock units, dividend equivalents, performance bonus awards, and other awards providing benefits similar to the foregoing awards.

Stock Options and Stock Appreciation Rights	•

A stock option is the right to purchase a specified number of shares for a fixed price not less than the fair market value of the underlying shares on the date of grant. A stock appreciation right ("SAR") is the right to receive cash, shares or other property based on the increase in the value of the number of shares underlying the award over such fixed exercise price not less than the fair market value of the underlying shares on the date of grant.

◦ Limited exception for exercise price of substitute awards.
	•	Fair market value of a share on a given date is determined by the closing price as reported by the Company's principal stock exchange on such date.
•

Participants must be employed by or performing services for the Company or one of its affiliates from the date of grant through the date of exercise, in order to exercise an option or stock appreciation right, subject to limited exceptions.

	•	Term cannot be longer than 10 years.

Restricted Stock and Restricted Stock Units	•	Restricted stock is an award of shares that is subject to a vesting period determined by the Compensation Committee during which they cannot be transferred.
		◦	Prior to the expiration of the vesting period, a participant who has received an award of restricted stock as the right to vote and to receive dividends on the underlying unvested shares.
◦

Any dividends that are not paid currently may, at the Compensation Committee's discretion, accrue interest or be reinvested into additional shares of restricted stock subject to the same vesting or performance conditions and the underlying award.

	•	Restricted stock units ("RSU") are awards that are valued by reference to shares which may be paid to a participant upon vesting in cash, shares or other property.
		◦	Prior to the expiration of the vesting period, a participant who has received an award of restricted stock units will have no right to vote or to receive dividend equivalents unless otherwise determined by the Compensation Committee.

Dividend and Dividend Equivalents

With respect to any award that provides for or includes a right to dividends or dividend equivalents, if dividends are declared during the period that an equity award is outstanding, such dividends (or dividend equivalents) shall either (i) not be paid or credited with respect to such award or (ii) be accumulated but remain subject to vesting requirement(s) to the same extent as the applicable award and shall only be paid at the time or times such vesting requirement(s) are satisfied. A participant holding an option or stock appreciation right is not eligible to receive dividends or dividend equivalents.

Performance Shares and Performance Stock Units	•

Performance shares are awards that entitle the holder to receive a specified number of shares of the Company's common stock upon achievement of pre-established performance goals over a defined performance period.

•

Performance stock units ("PSU") are awards representing the right to receive a number of shares of the Company's common stock, or cash equivalent, upon the achievement of specified performance objectives over a defined performance period.

•

The Compensation Committee may provide that, in measuring the achievement of the performance objectives, an award may include or exclude items such as extraordinary, unusual, non-recurring or infrequently recurring events; asset write-downs; effects of accounting changes; currency fluctuations; acquisitions or divestures; and other non-operating items.

Repricing and Backdating Prohibited

Except for adjustments based on changes in the corporate structure or as otherwise provided in the Second A&R 2022 Plan, the terms of an option may not be amended to reduce the exercise price nor may options be canceled or exchanged for cash, other awards or options with an exercise price that is less than the exercise price of the original options. In addition, the plan administrator may not make a grant of an option or SAR with a grant date that is effective prior to the date the plan administrator takes action to approve such award.

Adjustments for Corporate Events	In the event of any merger, reorganization, consolidation, recapitalization, separation, split-up, spin-off, liquidation, share combination, stock split, stock dividend, an extraordinary cash distribution on stock, a corporate separation or other reorganization or liquidation or other change in the corporate or capital structure of the Company affecting our shares of common stock, an adjustment shall be made in the number and class of and/or price of shares subject to outstanding awards granted under the Second A&R 2022 Plan, and/or the number of shares available for issuance under the plan, as may be determined to be appropriate and equitable by the plan administrator.

Change in Control	In the event of a 'change in control' (as defined in the Second A&R 2022 Plan), then: (i) if any time-based or performance-based awards are not assumed or replaced by a comparable award referencing shares of the successor corporation or its parent, those awards shall vest as of immediately prior to such change in control; (ii) if time-based awards are assumed by the successor corporation or its parent, those awards will continue to vest in accordance with their terms and, if during the 12-month period following the date of such change in control, the participant's employment is terminated by such successor (or an affiliate thereof) without cause or by the participant for good reason, such time-based awards shall fully vest; and (iii) if performance-based awards are assumed by the successor corporation or its parent, those awards will be converted into, as applicable, time-based awards of the successor corporation or its parent and, if, during the 12-month period following the date of such change in control, the participant’s employment is terminated by such successor (or an affiliate thereof) without cause or by the participant for good reason, such performance-based awards shall fully vest. The value of the performance-based awards as of the date of the change in control shall be determined assuming target performance has been achieved, except that the value shall be determined based on actual performance as of such date if (i) more than half of the performance period has elapsed as of such date and (ii) actual performance is determinable as of such date.

The plan administrator may, in connection with any merger, consolidation, share exchange or other transaction entered into by the Company in good faith, determine that any outstanding awards granted under the Second A&R 2022 Plan, whether or not vested, will be canceled and terminated and that in connection with such cancellation and termination the holder of such award may receive for each share subject to such award a cash payment (or the delivery of shares of stock, other securities or a combination of cash, stock and securities equivalent to such cash payment) equal to the difference, if any, between the amount determined by the plan administrator to be the fair market value of such share and the purchase price per share (if any) under the award multiplied by the number of shares subject to such award; provided that if such product is zero or less or to the extent that the award is not then exercisable, the award will be canceled and terminated without payment therefor.

Transferability

Except as the plan administrator may determine or provide in an award agreement, awards (other than vested shares of restricted stock) under the Amended 2022 Plan are generally non-transferrable, except by will or the laws of descent and distribution, or, subject to the plan administrator’s consent, pursuant to a domestic relations order or beneficiary designation, and are generally exercisable only by the participant.

Clawback

If a participant has engaged in any detrimental activity (including noncompliance with restrictive covenants), as determined by the plan administrator, the plan administrator may, in its sole discretion, provide for cancellation of any or all of such participant’s outstanding awards and/or forfeiture of any gain realized in respect of awards under the Second A&R 2022 Plan, and repayment of any such gain promptly to the Company. In addition, awards under the Second A&R 2022 Plan and any shares issued pursuant to awards under the Second A&R 2022 Plan shall be subject to recovery or "clawback" by the Company pursuant to the terms of our Recovery of Erroneously Awarded Compensation Policy.

Tax Withholding

The exercise or payment of awards and the issuance of shares under the Second A&R 2022 Plan is conditioned upon a participant making satisfactory arrangements for the satisfaction of any liability to withhold federal, state, local or foreign income or other taxes.

Plan Amendment

At any time and from time to time, the Board may amend, modify, alter, suspend, discontinue or terminate the Second A&R 2022 Plan, in whole or in part, without stockholder approval; provided, however, that (a) to the extent necessary and desirable to comply with any applicable law, regulation, or stock exchange rule, the Company shall obtain stockholder approval of any amendment in such a manner and to such a degree as required. No termination, amendment, or modification of the Second A&R 2022 Plan or any award shall adversely affect in any material way any award previously granted under the plan without the written consent of the participant holding such award (unless such change in required to comply with applicable tax law).

Termination

Unless sooner terminated as provided herein, the Second A&R 2022 Plan shall terminate at the end of the day immediately preceding the tenth (10th) anniversary of the date of the Annual Meeting. After the Second A&R 2022 Plan is terminated, no awards may be granted but awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and the plan’s terms and conditions.

Interests of Directors and Executive Officers	Our current directors and executive officers have substantial interests in the matters set forth in this proposal since equity awards may be granted to them under the Second A&R 2022 Plan.

New Plan Benefits

Awards granted under the Second A&R 2022 Plan will be subject to the Board's and Compensation Committee's discretion (and any delegate thereof), and the Compensation Committee has not determined future awards or who might receive them. As a result, the benefits that will be awarded to our NEOs, employees, or non-employee directors under the Second A&R 2022 Plan are not determinable at this time.

On April 29, 2026, the last reported sales price for our Common Stock was $63.41 per share.

Certain U.S Federal Income Tax Consequences of Awards

The following is a general summary of the U.S. federal income tax consequences of awards under the Second A&R 2022 Plan to the Company and to participants in the Second A&R 2022 Plan who are citizens or residents of the United States for U.S. federal tax purposes. The summary is based on the Internal Revenue Code of 1986, as amended (the "Code"), applicable Treasury Regulations and administrative and judicial interpretations thereof, each as in effect on the date of this Proxy Statement and is, therefore, subject to future changes in the law, possibly with retroactive effect. The summary is general in nature and does not purport to be legal or tax advice. Furthermore, the summary does not address issues relating to any U.S. gift or estate tax consequences or the consequences of any state, local or foreign tax laws. Recipients of awards are advised to consult with their own independent tax advisors with respect to the specific tax consequences that, in light of their particular circumstances, might arise in connection with their awards.

Incentive Stock Options

No income will be recognized by a participant for United States federal income tax purposes upon the grant or exercise of an incentive stock option ("ISO") under the Second A&R 2022 Plan. The basis of shares transferred to a participant upon exercise of an ISO is the price paid for the shares. If the participant holds the shares for at least one year after the transfer of the shares to the participant and two years after the grant of the ISO, the participant generally will recognize capital gain or loss upon sale of the shares received upon exercise equal to the difference between the amount realized on the sale and the basis of the stock. Generally, if the shares are not held for that period, the participant will recognize ordinary income upon disposition in an amount equal to the excess of the fair market value of the shares on the date of exercise over the amount paid for the shares, or if less (and if the disposition is a transaction in which loss, if any, will be recognized), the gain on disposition. Any additional gain realized by the participant upon the disposition will be a capital gain. The excess of the fair market value of shares received upon the exercise of an incentive stock option over the option price for the shares is an item of adjustment for the participant for purposes of the alternative minimum tax. Therefore, although no income is recognized upon exercise of an incentive stock option, a participant may be subject to alternative minimum tax as a result of the exercise.

Nonqualified Stock Options

No income is expected to be recognized by a participant for United States federal income tax purposes upon the grant of a non-qualified stock option ("NQSO"). Upon exercise of a NQSO, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the amount paid for the shares. Income recognized upon the exercise of a NQSO will be considered compensation subject to withholding at the time the income is recognized, and, therefore, the participant's employer must make the necessary arrangements with the participant to ensure that the amount of the tax required to be withheld is available for payment. NQSOs are designed to provide the employer with a deduction equal to the amount of ordinary income recognized by the participant at the time of the recognition by the participant, subject to the deduction limitations described below.

Stock Appreciation Rights

There are expected to be no United States federal income tax consequences to either the participant or the employer upon the grant of SARs. Generally, the participant will recognize ordinary income subject to withholding upon the receipt of payment pursuant to SARs in an amount equal to the aggregate amount of cash and the fair market value of any common stock received. Subject to the deduction limitations described below, the employer generally will be entitled to a corresponding tax deduction equal to the amount includible in the participant’s income.

Restricted Stock

If the restrictions on an award of shares of restricted stock are of a nature that the shares are both subject to a substantial risk of forfeiture and are not freely transferable (within the meaning of Section 83 of the Code), the participant will not recognize income for United States federal income tax purposes at the time of the award unless the participant affirmatively elects to include the fair market value of the shares of restricted stock on the date of the award, less any amount paid for the shares, in gross income for the year of the award pursuant to Section 83(b) of the Code. In the absence of this election, the participant will be required to include in income for United States federal income tax purposes on the date the shares either become freely transferable or are no longer subject to a substantial risk of forfeiture (within the meaning of Section 83 of the Code), the fair market value of the shares of restricted stock on such date, less any amount paid for the shares. The employer will be entitled to a deduction at the time of income recognition to the participant in an amount equal to the amount the participant is required to include in income with respect to the shares, subject to the deduction limitations described below. If a Section 83(b) election is made within 30 days after the date the restricted stock is received, the participant will recognize ordinary income at the time of the receipt of the restricted stock, and the employer will be entitled to a corresponding deduction, equal to the fair market value of the shares at the time, less the amount paid, if any, by the participant for the restricted stock. If a Section 83(b) election is made, no additional income will be recognized by the participant upon the lapse of restrictions on the restricted stock, but, if the restricted stock is subsequently forfeited, the participant may not deduct the income that was recognized pursuant to the Section 83(b) election at the time of the receipt of the restricted stock.

Dividends paid to a participant holding restricted stock before the expiration of the restriction period will be additional compensation taxable as ordinary income to the participant subject to withholding, unless the participant made an election under Section 83(b) of the Code. Subject to the deduction limitations described below, the employer generally will be entitled to a corresponding tax deduction equal to the dividends includible in the participant’s income as compensation. If the participant has made a Section 83(b) election, the dividends will be dividend income, rather than additional compensation, to the participant.

If the restrictions on an award of restricted stock are not of a nature that the shares are both subject to a substantial risk of forfeiture and not freely transferable, within the meaning of Section 83 of the Code, the participant will recognize ordinary income for United States federal income tax purposes at the time of the transfer of the shares in an amount equal to the fair market value of the shares of restricted stock on the date of the transfer, less any amount paid therefor. The employer will be entitled to a deduction at that time in an amount equal to the amount the participant is required to include in income with respect to the restricted shares, subject to the deduction limitations described below.

Restricted Stock Units or Performance Awards or Units

There generally will be no United States federal income tax consequences to either the participant or the employer upon the grant of RSUs, performance awards or units. Generally, the participant will recognize ordinary income subject to withholding upon the receipt of cash and/or transfer of shares of common stock in payment of the awards in an amount equal to the aggregate of the cash received and the fair market value of the common stock so transferred. Subject to the deduction limitations described below, the employer generally will be entitled to a corresponding tax deduction equal to the amount includible in the participant’s income.

Dividend Equivalents

Generally, a participant will recognize ordinary income subject to withholding upon the payment of any dividend equivalents paid with respect to an award in an amount equal to the cash and the fair market value of any common stock the participant receives. Subject to the deduction limitations described below, the employer generally will be entitled to a corresponding tax deduction equal to the amount includible in the participant’s income.

Tax Withholding

Each participant must pay the Company or a subsidiary, as applicable, or make provision satisfactory to the plan administrator for payment of any taxes required by applicable law to be withheld in connection with awards granted under the Amended 2022 Plan. At the Company’s discretion and subject to any Company insider trading policy (including black-out periods), any withholding obligation may be satisfied by one or more of the following methods: (i) deducting an amount sufficient to satisfy such withholding obligation from any payment of any kind otherwise due to a participant; (ii) accepting a payment from the participant in cash, by wire transfer of immediately available funds, or by check made payable to the order of the Company or a subsidiary, as applicable; (iii) accepting the delivery of shares, including shares delivered by attestation; (iv) retaining shares otherwise deliverable under an award, (v) selling shares issued pursuant to an award, either voluntarily by the participant or mandatorily by the Company; or (vi) any other lawful consideration permitted by the plan administrator.

Limitation on the Employer’s Compensation Deduction

Section 162(m) of the Code limits the deduction certain employers may take for otherwise deductible compensation payable to certain executive officers of the employer to the extent the compensation paid to such an officer for the year exceeds $1 million.

Excess Parachute Payments

Section 280G of the Code limits the deduction that the employer may take for otherwise deductible compensation payable to certain individuals if the compensation constitutes an "excess parachute payment." Excess parachute payments arise from payments made to disqualified individuals that are in the nature of compensation and are contingent on changes in ownership or control of the employer or certain affiliates. Accelerated vesting or payment of awards under the Second A&R 2022 Plan upon a change in ownership or control of the employer or its affiliates could result in excess parachute payments. In addition to the deduction limitation applicable to the employer, a disqualified individual receiving an excess parachute payment is subject to a 20% excise tax on the amount thereof.

Section 409A of the Code

Certain types of awards under the Second A&R 2022 Plan may constitute, or provide for, a deferral of compensation subject to Section 409A of the Code. Unless certain requirements set forth in Section 409A of the Code are complied with, holders of such awards may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment) and may be subject to an additional 20% penalty tax (and, potentially, certain interest, penalties and additional state taxes). To the extent applicable, the Second A&R 2022 Plan and awards granted under the Second A&R 2022 Plan are intended to be structured and interpreted in a manner intended to either comply with or be exempt from Section 409A of the Code and the Department of Treasury regulations and other interpretive guidance that may be issued under Section 409A of the Code. To the extent determined necessary or appropriate by the plan administrator, the Second A&R 2022 Plan and applicable award agreements may be amended to further comply with Section 409A of the Code or to exempt the applicable awards from Section 409A of the Code. However, the Company will have no obligation to avoid the taxes, penalties or interest under Section 409A of the Code with respect to any award and will have no liability to any participant or any other person if any award, compensation or other benefits under the Second A&R 2022 Plan are determined to constitute noncompliant "nonqualified deferred compensation" subject to taxes, penalties or interest under Section 409A of the Code.

AUDIT-RELATED MATTERS

Proposal 4	Ratification of Appointment of Independent Registered Public Accounting Firm

The Audit Committee of the Board of Directors has sole authority to retain, with stockholder ratification, the Company's independent registered public accounting firm. The Audit Committee oversees the firm's work with respect to the annual audit of the Company's consolidated financial statements and approves all audit engagement fees and terms.

The Audit Committee has appointed PKF O'Connor Davies, LLP ("PKF") to audit the Company's consolidated financial statements for the year ending December 31, 2026 and to render other professional services as required. PKF has served as the Company's independent registered public accounting firm since 2022. The Audit Committee and the Board of Directors believe that continued retention of PKF as the independent registered public accounting firm is in the best interests of the Company and its stockholders. As such, the Audit Committee is submitting the appointment of PKF to stockholders for ratification. If the appointment is not ratified by our stockholders, the Audit Committee may reconsider whether it should appoint another independent registered public accounting firm.

Representatives of PKF are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so, and are expected to be available to respond to questions.

Vote Required

Proposal 4 requires the affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. Abstentions are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

Because brokers have discretionary authority to vote on the ratification of the appointment of PKF, we do not expect any broker non-votes in connection with this proposal.

Board Recommendation	✔	The Board of Directors unanimously recommends that our stockholders vote FOR ratification of the appointment of PKF O'Connor Davies, LLP as the Company's independent registered public accounting firm for the year ending December 31, 2026.

Fees Paid to Independent Registered Public Accounting Firm

Aggregate fees billed by the Company's independent registered public accounting firm, PKF, for audit services related to the most recent two fiscal years, and for other professional services incurred in the most recent two fiscal years, were as follows:

	2025
	Audit Fees (1)	Audit-Related Fees	Tax Fees	All Other Fees	Total
PKF O'Connor Davies, LLP	$218,570	$—	$—	$—	$218,570
Total	$218,570	$—	$—	$—	$218,570

	2024
	Audit Fees (1)	Audit-Related Fees	Tax Fees	All Other Fees	Total
PKF O'Connor Davies, LLP	$193,682	$—	$—	$—	$193,682
Total	$193,682	$—	$—	$—	$193,682
(1)

Audit Fees. Audit fees consisted of fees for the audit of Mtron's financial statements in the Company's annual report on Form 10-K, reviews of the Company's financial statements in the Company's quarterly reports on Form 10-Q, and in connection with the Company's registration statement on Form S-3, including the issuance of consents and comfort letters.

Policy on Pre-Approval of Audit and Permissible Non-Audit Services

In accordance with the Sarbanes-Oxley Act of 2002, the Audit Committee established policies and procedures under which all audit and non-audit services performed by the Company's independent registered public accounting firm must be approved in advance by the Audit Committee. The Audit Committee Charter provides that the Audit Committee shall pre-approve all audit and non-audit services provided by the independent registered public accounting firm and shall not engage the independent public accounting firm to perform the specific non-audit services proscribed by law or regulation. The Audit Committee may delegate pre-approval authority to a member of the Audit Committee. The decisions of any Audit Committee member to whom pre-approval authority is delegated must be presented to the full Audit Committee at its next scheduled meeting. If any services other than audit services are rendered by our independent registered public accounting firm, the Audit Committee determines whether such services are compatible with maintaining our independent registered public accounting firm's independence. For the years ended December 31, 2025 and 2024, all such services performed by, and fees paid to, PKF were approved in advance.

Report of the Audit Committee

The Audit Committee has:

•	Reviewed and discussed the consolidated financial statements for the year ended December 31, 2025 with both management and PKF O'Connor Davies, LLP;
•

Received from, and discussed with, the Company's independent registered public accounting firm various communications that such independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board (the "PCAOB") and the SEC; and

•

Received from the Company's independent registered public accounting firm a formal written statement required by PCAOB Rule 3536, Communications with Audit Committees Concerning Independence, describing all relationships between the independent registered public accounting firm and the Company, including  the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence, and discussed with the independent registered public accounting firm its independence from the Company.

Based on the Audit Committee’s review of the representations and information provided by management and PKF, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025.

Members of the Audit Committee:
Robert V. LaPenta, Jr., Chair
Bel Lazar
John S. Mega

STOCKHOLDER PROPOSALS

Stockholder Proposals to be Included in the Proxy Statement

To submit a stockholder proposal to be considered for inclusion in Mtron's proxy statement and form of proxy for the 2027 Annual Meeting of Stockholders ("2027 Annual Meeting") under Rule 14a-8 promulgated under the Exchange Act, you must send the proposal to our Corporate Secretary by certified mail return receipt requested to M-tron Industries, Inc., 2525 Shader Road, Orlando, Florida 32804, Attention: Corporate Secretary. The Corporate Secretary must receive the proposal in writing by December 31, 2026, and otherwise comply with all requirements of the SEC for stockholder proposals. The submission of a stockholder proposal does not guarantee that it will be included in the Company's proxy statement.

Under SEC rules, if we do not receive notice of a stockholder proposal at least 45 days prior to the first anniversary of the date of mailing of the prior year’s Proxy Statement, then the Company’s appointed proxy holders will be permitted to use their discretionary voting authority when the proposal is raised at the annual meeting, without any discussion of the matter in the proxy statement. In connection with the 2027 Annual Meeting of Stockholders, if we do not have notice of a stockholder proposal on or before March 16, 2027, we will be permitted to use our discretionary voting authority as outlined above.

Stockholder Proposals Introduced at the 2027 Annual Meeting

To introduce a proposal for vote at the 2027 Annual Meeting (other than a stockholder proposal included in the proxy statement under Rule 14a-8), Mtron's Bylaws require that the stockholder's written notice has been delivered, either by personal delivery or by United States mail, postage prepaid, to the Corporate Secretary at our principal executive offices (see page 42 for contact information) no later than the close of business on the 90th day, which is March 18, 2027, nor earlier than the close of business on the 120th day, which is February 16, 2027, prior to the first anniversary of the preceding year's annual meeting. However, in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by us. In no event must the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder's notice as described above.

Director Nominations at the 2027 Annual Meeting

Our Bylaws establish procedures for stockholder nominations for elections of directors and bringing other business before any annual meeting or special meeting of stockholders. Any stockholder entitled to vote generally in the election of directors may nominate one or more persons for election as directors at or properly bring other business before a meeting only if written notice of such stockholder’s intent has been delivered, either by personal delivery or by United States mail, postage prepaid, to the Corporate Secretary at our principal executive offices not later than the close of business on the 90th day, which is March 18, 2027, nor earlier than the close of business on the 120th day, which is February 16, 2027, prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by us. In no event must the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder’s notice as described above.

The stockholder’s notice must set forth (a) as to each person whom the stockholder proposes to nominate for election as a director, (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of capital stock of the Company that are owned beneficially or of record by the person and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) as to any other business that the stockholder proposes to bring before the annual meeting, the text of the proposal or business and a brief description of the business desired to be brought before the annual meeting, the reasons for conducting such business at the annual meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on our books, and of such beneficial owner, (ii) the class and number of shares of the Company that are owned beneficially and of record by such stockholder and such beneficial owner, (iii) a description of all arrangements or understandings between such stockholder and the beneficial owner, if any, on whose behalf the nomination or proposal is made and any other person or persons (including their names) in connection with the nomination or proposal of such business by such stockholder, (iv) a representation that such stockholder (or a qualified representative of such stockholder) intends to appear in person or by proxy at the annual meeting to nominate the persons named in the notice or bring such business before the annual meeting, and (v) any other information relating to such stockholder and the beneficial owner, if any, on whose behalf the nomination is made that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder.

Notwithstanding anything in the previous paragraph, in the event that the number of directors to be elected to the Board is increased and there is no public announcement by us naming all of the nominees for director or specifying the size of the increased Board at least 90 days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice required by our Bylaws will also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Corporate Secretary at our principal executive offices not later than the close of business on the 10th day following the day on which such public announcement is first made by us.

We may require any proposed nominee to furnish such other information as may reasonably be required to determine the eligibility of such proposed nominee to serve as a director. The Board or chairman of the annual meeting may, if the facts warrant, determine that a nomination was not made in accordance with the foregoing procedure, in which event, the officer will announce that determination to the annual meeting and the defective nomination will be disregarded.

In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company's nominees in connection with our 2027 Annual Meeting must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than 60 calendar days prior to the anniversary of the previous year's annual meeting date. For the 2027 Annual Meeting, that deadline is April 17, 2027.

ADDITIONAL INFORMATION

Transactions with Related Persons, Promoters and Certain Control Persons

All transactions between us and any of our officers, directors, director nominees, principal stockholders or their immediate family members are to be approved by the Audit Committee and are to be on terms no less favorable to us than we could obtain from unaffiliated third parties. Such policy and procedures are set forth in the Company’s Related Person Transaction Policy.

Investment Activity with GAMCO Investors, Inc.

Certain balances are held and invested in U.S. Treasury funds managed or advised by GAMCO Investors, Inc. or one of its subsidiaries (collectively, "GAMCO" or the "Fund Manager"), which is related to the Company through certain of our shareholders. As of December 31, 2025 and 2024, the balance managed by the Fund Manager totaled $19.6 million and $10.4 million, respectively. For the year ended December 31, 2025 and 2024, the Company paid the Fund Manager a fund management fee of approximately 8 basis points annually of the asset balances under management. The fund management fees are not paid directly by the Company and are deducted prior to the fund striking its net asset value.

Transactions with The LGL Group, Inc.

On October 7, 2022, the separation of the Mtron business from The LGL Group, Inc. ("LGL Group") was completed (the "Separation") and the Company became an independent, publicly traded company trading on the NYSE American under the stock symbol "MPTI." The Separation was completed through LGL Group's distribution (the "Distribution") of 100% of the shares of the Company's common stock to holders of LGL Group's common stock as of the close of business on September 30, 2022, the record date for the Distribution.

In connection with the Separation of Mtron from LGL Group, the Company entered into several agreements with LGL Group that, among other things, effected the Separation and govern the relationship of the parties following the Separation, including a Separation and Distribution Agreement, a Tax Indemnity and Sharing Agreement, and a Transitional Administrative and Management Services Agreement. These agreements are summarized below. Additional information about the terms of these agreements can be found in our Current Report on Form 8-K filed with the SEC on August 19, 2022. The following summaries are not complete and are qualified in their entirety by reference to the full text of the agreements, which are filed as exhibits to our Form 8-K filed on August 19, 2022.

Transitional Administrative and Management Services Agreement

Mtron and LGL Group entered into an Amended and Restated Transitional Administrative and Management Services Agreement, which sets out the terms for services to be provided by the two companies post-Separation. The current terms result in a net payment of $4,000 per month from LGL Group to Mtron.

Tax Indemnity and Sharing Agreement

Mtron and LGL Group entered into a Tax Indemnity and Sharing Agreement, which sets out the terms for which party would be responsible for taxes imposed on LGL Group if the Distribution, together with certain related transactions, were to fail to qualify as a tax-free transaction under Internal Revenue Code Sections 355 and 368(a)(1)(D) if such failure were the result of actions taken after the Distribution by Mtron or LGL Group.

Other Transactions

Mtron and LGL Group agreed to share the salaries and benefits related to certain employees incurred by the Company and/or LGL Group. For the year ended December 31, 2025, LGL Group reimbursed the Company $41,000 of the salaries and benefits of certain employees. For the year ended December 31, 2024, Mtron reimbursed LGL Group $105,000 of the salaries and benefits of certain employees. These reimbursements were recorded in Engineering, selling and administrative on the Consolidated Statements of Operations.

Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the number of shares of our common stock beneficially owned on April 27, 2026, by:

•	Each person who is known to us to beneficially own more than 5% of our common stock;
•	Each of our directors, nominees and named executive officers; and
•	All of our directors and executive officers, as a group.

The amounts and percentages of common stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a "beneficial owner" of a security if that person has or shares voting power, which includes the power to vote or direct the voting of a security, or investment power, which includes the power to dispose of or to direct the disposition of a security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Under these rules, more than one person may be deemed a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest. Except as otherwise indicated in the footnotes below, each of the beneficial owners listed has, to our knowledge, sole voting and investment power with respect to the indicated shares of common stock.

Except as otherwise set forth below, the address of each of the persons listed below is: M-tron Industries, Inc., 2525 Shader Road, Orlando, Florida 32804.

	Common Stock Beneficially Owned (1)
Name and Address of Beneficial Owner	Shares		%
5% Stockholders:
BlackRock Inc.	282,630	(2)	6.5
Mario J. Gabelli	245,281	(3)	5.7
Directors and Named Executive Officers:
Marc Gabelli	114,161	(4)	2.6
Cameron Pforr	35,246	(5)	*
Linda M. Biles	31,682	(6)	*
William A. Drafts	17,927	(7)	*
Hendi Susanto	9,154		*
Bel Lazar	6,845		*
John S. Mega	5,586		*
Robert V. LaPenta, Jr.	4,509		*
David M. Goldman	2,599		*
Ivan Arteaga	1,313		*
All executive officers and directors as a group (10 persons)	229,022		5.3
*	Less than 1% of outstanding shares
(1)

The applicable percentage of ownership for each beneficial owner is based on 4,321,003 shares of common stock outstanding as of April 27, 2026. Shares of common stock issuable upon exercise of options, warrants or other rights beneficially owned that are exercisable within 60 days are deemed outstanding for the purpose of computing the percentage ownership of the person holding such securities and rights and all executive officers and directors as a group.

(2)

Based on information in a Schedule 13G filed with the SEC on April 27, 2026, by BlackRock Inc. ("BlackRock") reporting beneficial ownership as of March 31, 2026. Item 4 to this Schedule 13G provides details as to the voting and investment power of BlackRock as well as the right to acquire Mtron common stock within 60 days. All information provided with respect to this entity is based solely on information set forth in the Schedule 13G. Mtron takes no responsibility therefore and makes no representation as to its accuracy or completeness as of the date hereof or any subsequent date. BlackRock's business address is 50 Hudson Yards, New York, New York 10001.

(3)

Includes (i) 43,201 shares of common stock owned directly by Mario J. Gabelli; and (ii) 202,080 shares owned by GGCP, Inc., of which Mario J. Gabelli is the chief executive officer, a director and controlling shareholder. Mario J. Gabelli disclaims beneficial ownership of the shares owned by GGCP, Inc., except to the extent of his pecuniary interest therein. Mario J. Gabelli's business address is One Corporate Center, Rye, New York 10580. This information is based on the Schedule 13D/A filed by Mario J. Gabelli with the SEC on March 27, 2026 and on information provided to the Company by Mario J. Gabelli as of April 27, 2026.

(4)

Includes (i) 45,840 shares of common stock owned directly by Marc Gabelli; and (ii) 68,321 shares held by Venator Merchant Fund, L.P. ("Venator Fund"). Venator Global, LLC ("Venator Global"), which is the sole general partner of Venator Fund, may be deemed to beneficially own the securities owned by Venator Fund. Marc Gabelli, who is the President and Sole Member of Venator Global, may be deemed to beneficially own the securities owned by Venator Fund. Marc Gabelli disclaims beneficial ownership of the securities owned by Venator Fund, except to the extent of his pecuniary interest therein.

(5)

Effective November 6, 2025, Mr. Pforr was appointed Chief Executive Officer. Includes (i) 27,646 shares of common stock owned directly by Mr. Pforr (including 18,979 shares of unvested restricted stock) and (ii) 7,500 shares issuable upon exercise of options that are exercisable within 60 days of April 27, 2026.

(6)

Includes (i) 28,682 shares of common stock owned directly by Ms. Biles (including 8,993 shares of unvested restricted stock) and (ii) 3,000 shares issuable upon exercise of options that are exercisable within 60 days of April 27, 2026.

(7)

Includes (i) 14,177 shares owned directly by Mr. Drafts (including 6,028 shares of unvested restricted stock) and (ii) 3,750 shares issuable upon exercise of options that are exercisable within 60 days of April 27, 2026.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, executive officers, and any persons who own more than 10% of our common stock, to file initial reports of ownership and reports of changes in ownership with the SEC. Based solely on our review of the forms filed with the SEC and written representations from the directors and executive officers, we believe that all reports required under Section 16(a) were timely filed during the fiscal year ended December 31, 2025, except as follows:

•	On March 26, 2025, a Form 4 for Mr. Goldman reporting a grant of 402 shares on March 21, 2025 was filed late due to an administrative delay.
•	On March 31, 2025, a Form 4 for Mr. Gabelli reporting a grant of 402 shares on March 21, 2025 was filed late due to an administrative delay.
•	On December 19, 2025, a Form 4 for Mr. Mega reporting the sale of 4,942 warrants to purchase common stock on December 5, 2025 was filed late due to an administrative delay.
•	On December 23, 2025, a Form 4 for Mr. LaPenta reporting the exercise of 1,530 warrants to purchase 306 shares of common stock on December 4, 2025 was filed late due to an administrative delay.
•	On December 23, 2025, a Form 4 for Mr. Lazar reporting the exercise of 5,000 warrants to purchase 1,000 shares of common stock on December 18, 2025 was filed late due to an administrative delay.
•	On December 30, 2025, a Form 4 for Mr. Arteaga reporting the exercise of 360 warrants to purchase 72 shares of common stock on December 19, 2025 was filed late due to an administrative delay.
•	On December 30, 2025, a Form 4 for Mr. Pforr reporting the exercise of 10,000 warrants to purchase 2,000 shares of common stock on December 22, 2025 was filed late due to an administrative delay.
•	On December 31, 2025, a Form 4 for Mr. Susanto reporting the exercise of 4,460 warrants to purchase 892 shares of common stock on December 19, 2025 was filed late due to an administrative delay.
•	On April 7, 2026, a Form 4 for Mrs. Biles reporting the sale of 617 shares of common stock on August 11, 2025 was filed late due to an administrative delay.
•	On April 7, 2026, a Form 4/A for Mr. Drafts reporting the exercise of 2,700 warrants to purchase 540 shares of common stock on December 23, 2025 was filed late due to an administrative delay.

The filings above were the only late filings for each of those individuals. All filings were made promptly upon resolution of the issues stated above.

FREQUENTLY ASKED QUESTIONS ABOUT THE ANNUAL MEETING

Why did I receive this Proxy Statement?

The Board is soliciting your proxy to vote at the Annual Meeting because you were a stockholder at the close of business on April 27, 2026, the record date for the Annual Meeting, and are entitled to vote at the Annual Meeting. This Proxy Statement provides important information regarding the matters to be acted on at the Annual Meeting and is designed to assist you in voting. You do not need to attend the Annual Meeting to vote your shares. Instead, you may vote your shares using any of the methods discussed below under the question "How do I vote?".

What is a proxy?

A proxy is a person who votes the shares of stock of another person. The term "proxy" also refers to the proxy card. When you return the enclosed proxy card or authorize your proxy by telephone or over the Internet, you are giving your permission to either our Chief Executive Officer or our Executive Vice President - Finance to vote your shares of common stock at the Annual Meeting as you instruct. The proxies will not vote your shares of common stock if you do not return the enclosed proxy card or authorize your proxy by telephone or over the Internet. This is why it is important for you to return the proxy card to us or authorize your proxy by telephone or over the Internet as soon as possible, whether or not you plan on attending the Annual Meeting in person.

Who can vote at the Annual Meeting?

Only common stockholders of record at the close of business on April 27, 2026 will be entitled to vote at the Annual Meeting. On the record date, there were 4,321,003 shares of common stock outstanding and entitled to vote.

Who is paying for this proxy solicitation?

The Company will pay the expense of soliciting proxies, including the cost of preparing, assembling and mailing the notice, Proxy Statement and proxy. In addition to the solicitation of proxies by mail, the Company’s directors, officers or employees, without additional compensation, may make solicitations personally and by telephone. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What information is contained in this Proxy Statement?

The information in this Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the Board and its committees, the compensation of directors and certain executive officers, and certain other required information.

What is householding?

We have adopted a procedure permitted by SEC rules that is commonly referred to as "householding." Under this procedure, a single proxy statement and annual report are delivered to multiple stockholders sharing an address unless we receive contrary instructions from any stockholder at that address. We will continue to send a separate proxy card to each stockholder of record. We have adopted this procedure because we believe it reduces the volume of duplicate information stockholders receive and helps to reduce our printing and postage costs. A number of brokers with account holders who are Company stockholders will be "householding" our proxy materials and annual reports as well.

If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate Proxy Statement and annual report, or if you and other stockholders sharing your address are receiving multiple copies of the proxy materials and you would like to receive only a single copy of such materials in the future, please notify your broker if you hold your Company shares through a broker, or notify us directly if you are a stockholder of record by contacting us at:

M-tron Industries, Inc.
2525 Shader Road
Orlando, Florida 32804
Attention: Corporate Secretary

(407) 298-2000

We will send promptly additional copies of the relevant materials following receipt of a request for additional copies.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive.

How may I obtain an additional set of proxy materials?

All stockholders may write to us at the following address to request an additional copy of these materials:

M-tron Industries, Inc.
2525 Shader Road
Orlando, Florida 32804
Attention: Corporate Secretary

Additionally, stockholders may access this Proxy Statement, our form of proxy card, and our 2025 Annual Report on our website at ir.mtron.com/financials/proxy.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If your shares are registered directly in your name with our transfer agent, Computershare, you are considered, with respect to those shares, the "stockholder of record." If you are a stockholder of record, this Proxy Statement, our form of proxy card, and our 2025 Annual Report have been sent directly to you by the Company.

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the "beneficial owner" of shares held in street name. If you own shares held in street name, this Proxy Statement and our 2025 Annual Report have been forwarded to you by your broker, bank or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or nominee how to vote your shares by using the voting instruction card included in the mailing or by following their instructions for voting by telephone or the Internet, if the broker, bank or nominee offers these alternatives. Since a beneficial owner is not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a "legal proxy" from the broker, bank or nominee that holds your shares, giving you the right to vote the shares at the Annual Meeting.

What am I voting on at the Annual Meeting?

You are voting on the following proposals:

1.	To elect seven (7) Director Nominees to serve until the 2027 Annual Meeting of Stockholders;
2.	To vote on a non-binding advisory resolution to approve the compensation of the Company’s Named Executive Officers;
3.	To vote on the approval of the Second Amended and Restated M-tron Industries, Inc. 2022 Incentive Plan;
4.	To ratify the appointment of PKF O'Connor Davies, LLP as our independent registered public accounting firm for the year ending December 31, 2026; and
5.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

How does the Board recommend that I vote on these proposals?

Our Board recommends:

•	a vote FOR the election of each of Mr. Arteaga, Mr. Gabelli, Mr. Goldman, Mr. LaPenta Jr., Mr. Lazar, Mr. Mega, and Mr. Susanto to serve as directors until the next annual meeting;
•	a vote FOR the non-binding advisory resolution approving the compensation of the Company's Named Executive Officers as described in this Proxy Statement;
•	a vote FOR the Second Amended and Restated M-tron Industries, Inc. 2022 Incentive Plan; and
•	a vote FOR ratification of the appointment of PKF O'Connor Davies, LLP as our independent registered public accounting firm.

How do I vote?

You may vote using any of the following methods:

•	Proxy card or voting instruction card. Be sure to complete, sign and date the card and return it in the prepaid envelope.
•

By telephone or the Internet. If you own shares held in street name, you will receive voting instructions from your bank, broker, or other nominee. Stockholders of record will be able to vote on the Internet using the instructions on their proxy card.

•

In person at the Annual Meeting. All stockholders of record may vote in person at the Annual Meeting. You may also be represented by another person at the Annual Meeting by executing a proper proxy designating that person. If you own shares held in street name, you must obtain a legal proxy from your bank, broker or other nominee and present it to the inspector of election with your ballot when you vote at the Annual Meeting.

Shares held in your name as the stockholder of record may be voted at the Annual Meeting. To participate in the Annual Meeting, you will need the 16‐digit control number included on your notice, on your proxy card or on the instructions that accompanied your proxy materials. Shares held in your name as the stockholder of record may be voted during the Annual Meeting. Shares for which you are the beneficial owner but not the stockholder of record also may be voted during the Annual Meeting. However, even if you plan to attend the Annual Meeting, the Company recommends that you vote your shares in advance, so that your vote will be counted if you later decide not to attend the Annual Meeting.

What can I do if I change my mind after I vote my shares?

If you are a stockholder of record, you may revoke your proxy at any time before it is voted at the Annual Meeting by:

•	Sending a written notice of revocation to the attention of our Corporate Secretary at the address listed on page 42 under the question "Who can help answer my question";
•	Submitting a new, proper proxy dated later than the date of the revoked proxy; or
•	Attending the Annual Meeting and voting in person.

What if I return a signed proxy card, but do not indicate a vote for some of the matters listed on the proxy card?

If you return a signed proxy card without indicating your vote, your shares will be voted in accordance with the Board’s recommendations as follows: "FOR" the election of each of its nominees for directors; "FOR" the approval of the Second Amended and Restated M-tron Industries, Inc. 2022 Incentive Plan; "FOR" the approval of a non-binding advisory resolution approving the compensation of our Named Executive Officers; and "FOR" the ratification of the appointment of PKF as our independent registered public accounting firm for the year ending December 31, 2026. With respect to any other proposals to be voted upon, your shares will be voted in the discretion of the persons named as proxy holders, Cameron Pforr and Linda Biles.

Can my broker vote my shares for me without my instructions?

Brokers may not use discretionary authority to vote shares on the election of directors, or the approval of a non-binding advisory resolution approving the compensation of our named executive officers for the year ended December 31, 2025; however, if they have not received instructions from their clients, they may vote either for or against the ratification of auditors. Please provide voting instructions on these proposals to your broker so your vote can be counted.

Can my shares be voted if I do not return my proxy card or voting instruction card and do not attend the Annual Meeting?

If you do not vote your shares held of record (registered directly in your name, not in the name of a bank or broker), your shares will not be voted.

If you do not vote your shares held in street name with a broker, your broker will not be authorized to vote on most items being put to a vote, including the election of directors, or the approval of a non-binding advisory resolution approving the compensation of our Named Executive Officers. If your broker is not able to vote your shares, they will constitute "broker non-votes," which are counted for the purpose of determining the presence of a quorum, but otherwise do not affect the outcome of any matter being voted on at the Annual Meeting.

How many votes are required to approve each proposal and how are votes counted?

	How many votes are required for approval?	How are the director withhold votes treated?	How are abstentions treated?	How are broker non-votes handled?	How will signed proxies that do not specify voting preferences be treated?
Proposal 1 - Elect the Director Nominees	A plurality of votes cast by stockholders present in person or represented by proxy at the meeting and entitled to vote thereon	Withhold votes will not be counted as votes cast for purposes of the plurality voting standard	N/A	Broker non-votes are not included as votes cast and will not affect the outcome of the proposal	Shares will be voted "FOR" the election of each of the Director Nominees
Proposal 2 - Non-binding advisory resolution to approve the compensation of the Company's Named Executive Officers	A majority of votes cast by stockholders present in person or represented by proxy at the meeting and entitled to vote thereon	N/A	Abstentions are not included as votes cast and will not affect the outcome of the proposal	Broker non-votes are not included as votes cast and will not affect the outcome of the proposal	Shares will be voted "FOR" the proposal regarding the non-binding advisory resolution to approve compensation of the Company's Named Executive Officers
Proposal 3 - Approve the Second Amended and Restated M-tron Industries, Inc. 2022 Incentive Plan	A majority of votes cast by stockholders present in person or represented by proxy at the meeting and entitled to vote thereon	N/A	Abstentions are not included as votes cast and will not affect the outcome of the proposal	Broker non-votes are not included as votes cast and will not affect the outcome of the proposal	Shares will be voted "FOR" the proposal to approve the Second Amended and Restated M-tron Industries, Inc. 2022 Incentive Plan
Proposal 4 - Ratify appointment of PKF O'Connor Davies, LLP as the Company's independent registered public accounting firm	A majority of votes cast by stockholders present in person or represented by proxy at the meeting and entitled to vote thereon	N/A	Abstentions are not included as votes cast and will not affect the outcome of the proposal	Banks, brokers and other holders of record may exercise discretion and vote on this matter and these will be counted as votes cast	Shares will be voted "FOR" the ratification of the appointment of PKF O'Connor Davies, LLP as our independent registered public accounting firm

How many votes do I have?

You are entitled to one vote for each share of common stock that you held as of the record date. As of April 27, 2026, the record date, there were 4,321,003 shares of common stock outstanding.

Is cumulative voting permitted for the election of directors?

We do not use cumulative voting for the election of directors.

What happens if a Director Nominee does not stand for election?

If for any reason any Director Nominee does not stand for election, any proxies we receive will be voted in favor of the remaining nominees and may be voted for a substitute nominee in place of the nominee who does not stand. We have no reason to expect that any of the Director Nominees will not stand for election.

What happens if additional matters are presented at the Annual Meeting?

Other than the items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy holders, Cameron Pforr and Linda Biles, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting.

How many shares must be present or represented to conduct business at the Annual Meeting?

There must be a quorum present in order for business to be conducted at the Annual Meeting. A quorum will be present if at least a majority of the outstanding shares of our common stock entitled to vote, or 2,160,502 shares, is represented at the Annual Meeting, either in person or by proxy. Both abstentions and broker non-votes (described above) are counted for the purpose of determining the presence of a quorum.

How can I attend the Annual Meeting?

The Annual Meeting will be held in person at the Hilton Garden Inn Winter Park, Ravaudage B Meeting Room, located at 1275 Lee Road, Winter Park, Florida 32789, on Tuesday, June 16, 2026, at 9:00 a.m. ET.

You are entitled to attend the Annual Meeting only if you were a stockholder as of the close of business on April 27, 2026, the record date, or if you hold a valid proxy for the Annual Meeting. You should be prepared to present photo identification for admittance. If you are a stockholder of record, your name will be verified against the list of stockholders of record on the record date prior to your admission to the Annual Meeting. If you are not a stockholder of record, but hold shares through a broker, bank or nominee (i.e., in street name), you should provide proof of beneficial ownership on the record date, such as your most recent account statement prior to April 27, 2026, a copy of the voting instruction card provided by your broker, bank or nominee, or other similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the Annual Meeting. The Annual Meeting will begin promptly at 9:00 a.m. ET. Please allow time for the check-in procedures. If you plan to attend the Annual Meeting in person, please check the Investor Relations page of the Mtron website at ir.mtron.com for instructions on attending.

What is the deadline for voting my shares?

If you hold shares as the stockholder of record, your vote by proxy must be received by 11:59 p.m. on June 15, 2026 (the night before the Annual Meeting). If you hold shares beneficially in street name, please follow the voting instructions provided by your broker, bank or nominee. You may vote these shares at the Annual Meeting only if you provide a legal proxy obtained from your broker, bank or nominee.

Is my vote confidential?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation.

Where can I find the voting results of the Annual Meeting?

We intend to announce preliminary voting results at the Annual Meeting and publish final voting results in a Current Report on Form 8-K to be filed with the SEC within four business days after the Annual Meeting.

How can I obtain the Company’s corporate governance information?

The following information is available in print to any stockholder who requests it and is also available on the Investor Relations - Governance portion of the Company’s website, ir.mtron.com/governance/governance-documents:

•	Corporate Governance Guidelines
•	Our Related Person Transaction Policy
•	Our Code of Conduct and Ethics policy
•	The charters of the following committees of the Board: the Audit Committee, the Compensation Committee, the Corporate Governance Committee, and the Nominating Committee
•	Our Conflict Minerals Report

The information contained on this website is not part of, or incorporated by reference in, this Proxy Statement.

How may I obtain the Company's 2025 Annual Report and other financial information?

A copy of our 2025 Annual Report is enclosed with this Proxy Statement.

Stockholders may request another free copy of our 2025 Annual Report and other financial information by contacting us at:

M-tron Industries, Inc.
2525 Shader Road
Orlando, Florida 32804
Attention: Corporate Secretary

Alternatively, current and prospective investors can access our 2025 Annual Report at ir.mtron.com/financials/annual-reports-and-proxies.

We will also furnish any exhibit to our 2025 Annual Report if specifically requested. Our SEC filings, including exhibits, are also available free of charge at the SEC’s website, www.sec.gov, and on our website ir.mtron.com/financials/sec-filings.

What if I have questions for the Company’s transfer agent?

Please contact our transfer agent, Computershare Trust Company, N.A., at the telephone number or address listed below with questions concerning stock certificates, transfer of ownership or other matters pertaining to your stock account:

Regular delivery:	P.O. Box 43078
Providence, RI 02940-3078

Overnight:	150 Royall Street, Suite 101
Canton, MA 02021

Toll Free Number:	(877) 868-8027
TDD Hearing Impaired:	(800) 952-9245
Foreign Stockholders:	(201) 680-6578
TDD Foreign Stockholders:	(781) 575-4592

Who can help answer my questions?

If you have any questions about the Annual Meeting or how to vote or revoke your proxy, please contact us at:

M-tron Industries, Inc.
2525 Shader Road
Orlando, Florida 32804
Attention: Corporate Secretary

ANNEX A - SECOND AMENDED AND RESTATED M-TRON INDUSTRIES, INC. 2022 INCENTIVE PLAN

M-tron Industries, Inc.

Second Amended and Restated 2022 Incentive Plan

Article 1

Establishment and Purpose

1.1 Establishment of the Plan. M-tron Industries, Inc., a Delaware corporation (the “Company”), previously established the Amended and Restated 2022 Incentive Plan on August 3, 2022 (the “Previous Plan”). The Company hereby replaces the Previous Plan with an amended and restated incentive compensation plan (as amended from time to time, the “Plan”), as set forth in this document.

1.2 Purpose of the Plan. The purposes of the Plan are to (a) enable the Company and any Affiliate to attract and retain the types of Employees, Consultants and Directors who will contribute to the Company’s long-range success; (b) provide incentives that align the interests of Employees, Consultants and Directors with those of stockholders of the Company; and (c) promote the success of the Company’s business.

1.3 Effective Date of the Plan. The Plan is effective as of the date the Plan is approved by the Company’s stockholders (the “Effective Date”). The Plan will be deemed to be approved by the stockholders if it receives the affirmative vote of a majority of the votes cast at a meeting duly held in accordance with the applicable provisions of the Company’s Bylaws.

1.4 Duration of the Plan. Unless sooner terminated as provided herein, the Plan shall terminate ten (10) years from the Effective Date. After the Plan is terminated, no Awards may be granted but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and the Plan’s terms and conditions.

Article 2

Definitions

Whenever used in the Plan, the following terms shall have the meanings set forth below and, when the meaning is intended, the initial letter of the word is capitalized:

2.1 “Affiliate” means, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with, the Person in question, including any subsidiary. As used herein, the term “control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise. As used herein, the term “subsidiary” means any corporation, partnership, venture or other entity in which the Company holds, directly or indirectly, a fifty percent (50%) or greater ownership interest.

2.2 “Applicable Law” means any applicable law, including without limitation: (a) provisions of the Code, the Securities Act, the Exchange Act and any rules or regulations thereunder; (b) corporate, securities, tax or other laws, statutes, rules, requirements or regulations, whether federal, state, local or foreign; and (c) rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded.

2.3 “Award” means, individually or collectively, a grant or award under this Plan of Options, Stock Appreciation Rights, Restricted Stock (including unrestricted Stock), Restricted Stock Units, Deferred Stock Awards, Other Stock-Based Awards, Dividend Equivalent Awards and Performance Bonus Awards, in each case subject to the terms of the Plan.

2.4 “Award Agreement” means an agreement, certificate, resolution or other type or form of writing or other evidence approved by the Committee which sets forth the terms and conditions of an Award. An Award Agreement may be in any electronic medium, may be limited to a notation on the books and records of the Company and, with the approval of the Committee, need not be signed by a representative of the Company or a Participant. In the event of any inconsistency between the Plan and an Award Agreement, the terms of the Plan shall govern.

2.5 “Beneficial Owner” or “Beneficial Ownership” has the meaning ascribed to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act.

2.6 “Board” or “Board of Directors” means the Company’s Board of Directors.

2.7 “Cause” means, except as otherwise defined in an Award Agreement, a Participant’s: (a) conviction of, or the entry of a plea of guilty or no contest to, a felony or any other crime that causes the Company or its Affiliates public disgrace or disrepute, or materially and adversely affects the Company’s or its Affiliates’ operations or financial performance or the relationship the Company has with its customers; (b) gross negligence or willful misconduct with respect to the Company or any of its Affiliates, including, without limitation fraud, embezzlement, theft or proven dishonesty in the course of his or her employment or other service; (c) refusal to perform any lawful, material obligation or fulfill any duty (other than any duty or obligation of the type described in clause (e) below) to the Company or its Affiliates (other than due to a Disability), which refusal, if curable, is not cured within fifteen (15) days after delivery of written notice thereof; (d) material breach of any agreement with or duty owed to the Company or any of its Affiliates, which breach, if curable, is not cured within fifteen (15) days after the delivery of written notice thereof; or (e) any breach of any obligation or duty to the Company or any of its Affiliates (whether arising by statute, common law or agreement) relating to confidentiality, noncompetition, nonsolicitation or proprietary rights. Notwithstanding the foregoing, if a Participant and the Company (or any of its Affiliates) have entered into an employment agreement, consulting agreement or other similar agreement that specifically defines “cause,” then with respect to such Participant, “Cause” shall have the meaning defined in that employment agreement, consulting agreement or other agreement.

2.8 “Change in Control” shall be deemed to have occurred if:

(a) any Person, other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities;

(b) during any annual period, individuals who at the beginning of such period constitute the Board of Directors of the Company and any new Director whose election by the Board of Directors or nomination for election by the Company’s stockholders was approved by a vote of a majority of the Directors then still in office who either were Directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof, provided that this does not apply to a Director whose initial assumption of office during the lookback period is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of Directors of the Company;(c) the consummation of a merger or consolidation of the Company with any other business entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation;

(d) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company’s assets; or

(e) consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets.

Notwithstanding the foregoing, if a Change in Control constitutes a payment event with respect to any Award (or any portion of an Award) that provides for the deferral of compensation that is subject to Section 409A of the Code, to the extent required to avoid the imposition of additional taxes under Section 409A of the Code, the transaction or event described in subsection (a), (b), (c) or (d) with respect to such Award (or portion thereof) shall only constitute a Change in Control for purposes of the payment timing of such Award if such transaction also constitutes a “change in control event,” as defined in Treasury Regulation Section 1.409A-3(i)(5).

The Committee shall have full and final authority, which shall be exercised in its sole discretion, to determine conclusively whether a Change in Control has occurred pursuant to the above definition, the date of the occurrence of such Change in Control and any incidental matters relating thereto; provided that any exercise of authority in conjunction with a determination of whether a Change in Control is a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5) shall be consistent with such regulation.

2.9 “Code” means the Internal Revenue Code of 1986, as amended from time to time, and the Treasury Regulations issued thereunder.

2.10 “Committee” has the meaning set forth in Section 3.1.

2.11 “Company” has the meaning set forth in Section 1.1.

2.12 “Consultant” means any individual or entity who renders bona fide services to the Company or an Affiliate, other than as an Employee or Director, provided that such services are not in connection with the offer or sale of securities in a capital-raising transaction and do not, directly or indirectly, promote or maintain a market for the Company’s or its Affiliates’ securities.

2.13 “Deferred Stock” means a right to receive a specified number of shares of Stock during specified time periods pursuant to Article 9.

2.14 “Director” means a member of the Board.

2.15 “Disability” means, unless otherwise determined by the Committee or determined in the applicable Award Agreement, that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, that to entitle a Participant to an extended exercise period for an Incentive Stock Option, the Participant must be described in Section 22(e)(3) of the Code. Notwithstanding the foregoing, for Awards subject to Section 409A of the Code, Disability shall mean that a Participant is disabled under Section 409A(a)(2)(C)(i) or (ii) of the Code. Notwithstanding the above, the Committee may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any Affiliate in which a Participant participates.

2.16 “Dividend Equivalent” means a right granted to a Participant pursuant to Article 9 to receive the equivalent value (in cash or Stock) of dividends paid on Stock.

2.17 “Effective Date” has the meaning set forth in Section 1.3.

2.18 “Eligible Person” means any person who is an employee, officer, director, consultant, advisor or other individual service provider of the Company or any Affiliate, or any person who is determined by the Committee to be a prospective employee, officer, director, consultant, advisor or other individual service provider of the Company or any Affiliate.

2.19 “Employee” means any person employed by the Company, its Affiliates and/or Subsidiaries; provided, that, for purposes of determining eligibility to receive Incentive Stock Options, an Employee shall mean an employee of the Company or a parent or subsidiary corporation within the meaning of Section 424 of the Code. Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

2.20 “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

2.21 “Exercise Price” means the price at which a Share may be purchased by a Participant pursuant to an Option, as determined by the Committee.

2.22 “Fair Market Value” or “FMV” means, as of any date, unless otherwise determined by the Committee or determined in an applicable Award Agreement, the value of Stock determined as follows:

(a) If the Stock is listed on one or more established stock exchanges or national market systems, including without limitation, The New York Stock Exchange American (“NYSE”), its Fair Market Value shall be the closing sales price for such Stock (or the closing bid, if no sales were reported) as quoted on the principal exchange or system on which the Stock is listed (as determined by the Committee) on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last immediately preceding trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal or such other source as the Committee deems reliable;

(b) If the Stock is regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, its Fair Market Value shall be the closing sales price for such Stock as quoted on such system or by such securities dealer on the date of determination, but if selling prices are not reported, the Fair Market Value of a share of Stock shall be the mean between the high bid and low asked prices for the Stock on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

(c) In the absence of an established market for the Stock of the type described in (a) and (b), above, the Fair Market Value thereof shall be determined by the Committee in good faith using any reasonable method of valuation, which method may be set forth with greater specificity in the Award Agreement, (and, to the extent necessary or advisable, in a manner consistent with Section 409A of the Code and Section 422 of the Code for Incentive Stock Options), which determination shall be conclusive and binding on all interested parties. Such reasonable method may be determined by reference to (i) the placing price of the latest private placement of the Shares and the development of the Company’s business operations and the general economic and market conditions since such latest private placement; (ii) other third party transactions involving the Shares and the development of the Company’s business operation and the general economic and market conditions since such sale; (iii) an independent valuation of the Shares (by a qualified valuation expert); or (iv) such other methodologies or information as the Committee determines to be indicative of Fair Market Value.

2.23 “Incentive Stock Option” means an Option that is intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Code and that meets the requirements set out in the Plan.

2.24 “Insider” means an individual who is, on the relevant date, an officer, director, or ten percent (10%) beneficial owner of the Company, as those terms are defined under Section 16 of the Exchange Act, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.

2.25 “Non-Employee Director” means a member of the Board who is not an Employee of the Company.

2.26 “Non-Qualified Stock Option” means an Option that, by its terms, does not qualify or is not intended to qualify as an Incentive Stock Option.

2.27 “Option” means the right to purchase Stock granted to a Participant in accordance with Article 6. Options granted under the Plan may be Non-Qualified Stock Options, Incentive Stock Options or a combination thereof.

2.28 “Other Stock-Based Award” means an equity-based or equity-related Award not otherwise described by the terms of the Plan, granted pursuant to Article 9.

2.29 “Participant” means an Eligible Person to whom an Award is granted under the Plan or, if applicable, such other person who holds an outstanding Award.

2.30 “Permitted Transferee” shall mean, with respect to a Participant, any “family member” of the Participant, as defined in the General Instructions to Form S-8 Registration Statement under the Securities Act (or any successor form thereto), or to any other transferee specifically approved by the Committee after taking into account Applicable Law, but excluding any third-party financial institutions.

2.31 “Person” has the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.

2.32 “Plan” means this Second Amended and Restated M-tron Industries, Inc. 2022 Incentive Plan, as it may be amended from time to time.

2.33 “Prior Plan” means this Amended and Restated M-tron Industries, Inc. 2022 Incentive Plan.

2.34 “Restricted Stock” means Stock awarded to a Participant pursuant to Article 8 as to which the Restriction Period has not lapsed.

2.35 “Restricted Stock Unit” means an Award granted pursuant to Section 8.9 as to which the Restriction Period has not lapsed.

2.36 “Restriction Period” means the period when Restricted Stock or Restricted Stock Units are subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Code (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, in its discretion), as provided in Article 8.

2.37 “Securities Act” means the Securities Act of 1933, as amended.

2.38 “Share” means a share of Stock of the Company.

2.39 “Stock” means the common stock of the Company, par value $0.01 per share.

2.40 “Stock Appreciation Right” or “SAR” means a right granted pursuant to Article 7 to receive an amount payable in cash or Shares equal to the excess of (a) the Fair Market Value of a specified number of Shares on the date the SAR is exercised over (b) the Fair Market Value of such Shares on the date the SAR was granted as set forth in the applicable Award Agreement.

2.41 “Subsidiary” means any corporation, partnership, venture, unincorporated association or other entity in which the Company holds, directly or indirectly, a fifty percent (50%) or greater ownership interest, provided, however, that with respect to an Incentive Stock Option, a Subsidiary must be a corporation. The Committee may, at its sole discretion, designate, on such terms and conditions as the Committee shall determine, any other corporation, partnership, limited liability company, venture, or other entity a Subsidiary for purposes of this Plan.

2.42 “Ten Percent Owner” means a person who owns, or is deemed within the meaning of Section 424(d) of the Code to own, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or any parent or subsidiary corporations of the Company, as defined in Sections 424(e) and (f), respectively, of the Code). Whether a person is a Ten Percent Owner shall be determined with respect to an Option based on the facts existing immediately prior to the grant date of the Option.

2.43 “Termination of Employment” or a similar reference means the event where the Employee is no longer an Employee of the Company or of any Subsidiary, including but not limited to where the employing company ceases to be a Subsidiary. With respect to any Participant who is not an Employee, “Termination of Employment” shall mean cessation of the performance of services. With respect to any Award that provides “non-qualified deferred compensation” within the meaning of Section 409A of the Code, “Termination of Employment” shall mean a “separation from service” as defined under Section 409A of the Code. Military or sick leave or other bona fide leave shall not be deemed a termination of employment, provided that it does not exceed the longer of three (3) months or the period during which the absent Participant’s reemployment rights, if any, are guaranteed by statute or by contract.

2.44 “Treasury Regulation” or “Treas. Reg.” means any regulation promulgated under the Code, as such regulation may be amended from time to time.

Article 3

Administration

3.1 The Committee. Except as otherwise provided herein, the Plan shall be administered by the Compensation Committee of the Board (the “Committee”). Unless otherwise determined by the Board, the Committee shall consist solely of two or more members of the Board each of whom is (a) a “non-employee director” within the meaning of Rule 16b-3 of the Exchange Act, and (b) an “independent director” under the rules of the NYSE (or any similar rule or listing requirement that may be applicable to the Company from time to time); provided, that any action taken by the Committee shall be valid and effective, whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 3.1 or otherwise provided in any charter of the Committee. Notwithstanding the foregoing: (a) the full Board, acting by a majority of its members in office or by designation to a Committee, shall conduct the general administration of the Plan with respect to all Awards granted to Non-Employee Directors and for purposes of such Awards the term “Committee” as used in this Plan shall be deemed to refer to the Board and (b) the Committee may delegate its authority hereunder to the extent permitted by Section 3.4. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 under the Exchange Act, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee. Except as may otherwise be provided in any charter of the Committee, appointment of Committee members shall be effective upon acceptance of appointment; Committee members may resign at any time by delivering written notice to the Board; and vacancies in the Committee may only be filled by the Board.

3.2 Authority of the Committee. Subject to the general purposes, terms and conditions of this Plan and Applicable Law, and to the direction of the Board, the Committee shall have complete control over the administration of the Plan and shall have full authority to (a) exercise all of the powers granted to it under the Plan, (b) construe, interpret and implement the Plan, grant terms and grant notices, and all Award Agreements, (c) prescribe, amend and rescind rules and regulations relating to the Plan, including rules governing its own operations, (d) make all determinations necessary or advisable in administering the Plan, (e) correct any defect, supply any omission and reconcile any inconsistency in the Plan, (f) amend the Plan to reflect changes in applicable law (whether or not the rights of the holder of any Award are adversely affected, unless otherwise provided by the Committee), (g) grant Awards and determine who shall receive Awards, when such Awards shall be granted and the terms and conditions of such Awards, including, but not limited to, conditioning the exercise, vesting, payout or other term of condition of an Award on the achievement of pre-established performance goals, (h) unless otherwise provided by the Committee, amend any outstanding Award in any respect, not materially adverse to the Participant, including, without limitation, to (i) accelerate the time or times at which the Award becomes vested, unrestricted or may be exercised (and, in connection with such acceleration, the Committee may provide that any Shares acquired pursuant to such Award shall be restricted Shares, which are subject to vesting, transfer, forfeiture or repayment provisions similar to those in the Participant’s underlying Award), provided, however, that any accelerated vesting is subject to stockholder approval, (ii) accelerate the time or times at which Shares are delivered under the Award (and, without limitation on the Committee’s rights, in connection with such acceleration, the Committee may provide that any shares of Stock delivered pursuant to such Award shall be Restricted Shares, which are subject to vesting, transfer, forfeiture or repayment provisions similar to those in the Participant’s underlying Award), or (iii) waive or amend any goals, restrictions or conditions applicable to such Award, or impose new goals, restrictions and (i) determine at any time whether, to what extent and under what circumstances and method or methods (i) Awards may be (A) settled in cash, Shares, other securities, other Awards or other property (in which event, the Committee may specify what other effects such settlement will have on the Participant’s Award), (B) exercised or (C) canceled, forfeited or suspended, (ii) Shares, other securities, cash, other Awards or other property and other amounts payable with respect to an Award may be deferred either automatically or at the election of the Participant or of the Committee, or (iii) Awards may be settled by the Company or any of its Subsidiaries or any of its or their designees.

No Award may be made under the Plan after the tenth (10th) anniversary of the Effective Date.

3.3 Committee Decisions Final. The act or determination of a majority of the Committee shall be the act or determination of the Committee and any decision reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority at a meeting duly held. The Committee may employ attorneys, consultants, accountants, agents, and other persons, any of whom may be an Employee, and the Committee, the Company, and its officers and Directors shall be entitled to rely upon the advice, opinions, or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee pursuant to the provisions of the Plan and all related orders or resolutions shall be final and binding upon the Participants, the Company, and all other interested persons, including but not limited to the Company, its stockholders, Employees, Participants, and their estates and beneficiaries.

3.4 Delegation of Authority. The Board or Committee may from time to time delegate to a committee of one or more members of the Board or one or more officers of the Company the authority to grant or amend Awards or to take other administrative actions pursuant to this Article 3; provided, however, that in no event shall an officer of the Company be delegated the authority to grant Awards to, or amend Awards held by, the following individuals: (a) individuals who are subject to Section 16 of the Exchange Act, or (b) officers of the Company (or Directors) to whom authority to grant or amend Awards has been delegated hereunder; provided, further, that any delegation of administrative authority shall only be permitted to the extent it is permissible under the Company’s Certificate of Incorporation, Bylaws and Applicable Law. Any delegation hereunder shall be subject to the restrictions and limits that the Board or Committee specifies at the time of such delegation or that are otherwise included in the applicable Organizational Documents, and the Board or Committee, as applicable, may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 3.4 shall serve in such capacity at the pleasure of the Board or the Committee, as applicable, and the Board or the Committee may abolish any committee at any time and re-vest in itself any previously delegated authority.

3.5 Indemnification. To the extent allowable pursuant to applicable law, each member of the Committee or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

Article 4

Shares Subject to the Plan

4.1 Number of Shares. Subject to adjustment as provided in Sections 4.2 and 4.3, the aggregate number of Shares of Stock which may be issued or transferred pursuant to Awards under the Plan shall be the sum of 1,500,000 shares as of the Effective Date (the “Share Limit”). Shares of Stock issued pursuant to the Plan may be either authorized but unissued Shares or Shares held by the Company in its treasury.

4.2 Share Accounting. Without limiting the discretion of the Committee under this section, the following rules will apply for purposes of the determination of the number of Shares available for grant under the Plan or compliance with the foregoing limits:

(a) If an outstanding Award for any reason expires or is terminated or canceled without having been exercised or settled in full, or if Shares acquired pursuant to an Award subject to forfeiture are forfeited under the terms of the Plan or the relevant Award, the Shares allocable to the terminated portion of such Award or such forfeited Shares shall again be available for issuance under the Plan.

(b) Shares shall not be deemed to have been issued pursuant to the Plan with respect to any portion of an Award that is settled in cash, other than an Option.

(c) In the event that withholding tax liabilities arising from a full-value Award (i.e., an award other than an Option or SAR) or, after the Effective Date, arising from a full-value award under the Prior Plan, are satisfied by the delivery or withholding of shares, the shares so tendered or withheld shall be added to the Plan’s reserve.

Notwithstanding anything to the contrary contained herein, shares subject to an Award shall not again be made available for issuance or delivery under the Plan if such shares are (i) shares tendered in payment of an Option; (ii) shares delivered or withheld by the Company to satisfy any tax withholding obligation with respect to an Option or SAR; (iii) shares covered by a stock-settled Stock Appreciation Right that were not issued upon the settlement of the SAR; or (iv) shares purchased on the open market with Option proceeds.

4.3 Adjustments in Authorized Plan Shares and Outstanding Awards. In the event of any merger, reorganization, consolidation, recapitalization, separation, split-up, spin-off, liquidation, Share combination, Stock split, Stock dividend, an extraordinary cash distribution on Stock, a corporate separation or other reorganization or liquidation or other change in the corporate or capital structure of the Company affecting the Shares, an adjustment shall be made in a manner consistent with Sections 422 and 424(h)(3) of the Code for Incentive Stock Options and in a manner consistent with Section 409A of the Code for Non-Qualified Stock Options and Stock Appreciation Rights and in the number and class of and/or price of Shares subject to outstanding Awards granted under the Plan, and/or the number of outstanding Options, Stock Appreciation Rights, Shares of Restricted Stock, Restricted Stock Units and other Awards whose value is based on a number of Shares) constituting outstanding Awards, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights. The Committee shall also adjust any available share reserve accordingly. The Committee may make adjustments in the terms and conditions of, and the criteria included in Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in this Section) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan. Adjustments under this Section 4.3 shall be consistent with Section 409A of the Code and adjustments pursuant to determination of the Committee shall be conclusive and binding on all Participants under the Plan.

4.4 Limitation on Number of Shares Granted to Non-Employee Directors. The maximum number of Shares subject to Awards granted during a single fiscal year to any Non-Employee Director, taken together with any cash fees paid during the fiscal year to the Non-Employee Director, in respect of such Director’s service as a member of the Board during such year (including service as a member or chair of any committees of the Board), shall not exceed $500,000 in total value (calculating the value of any such Awards based on the grant date Fair Market Value of such Awards for financial reporting purposes). The independent members of the Board may make exceptions to this limit for a non-executive chair of the Board, provided that the Non-Employee Director receiving such additional compensation may not participate in the decision to award such compensation.

Article 5

Eligibility and Participation

5.1 Eligibility and Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from all Eligible Persons, those to whom Awards shall be granted and shall determine, in its sole discretion, the nature of, any and all terms permissible by law, and the amount of each Award. In making this determination, the Committee may consider any factors it deems relevant, including without limitation, the office or position held by a Participant or the Participant’s relationship to the Company, the Participant’s degree of responsibility for and contribution to the growth and success of the Company or any Subsidiary or Affiliate, the Participant’s length of service, promotions and potential. No individual shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award. In addition, there is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant and may be made selectively among Participants, whether or not such Participants are similarly situated.

5.2 Foreign Participants. In order to assure the viability of Awards granted to Participants employed in foreign countries, the Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy, or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements, or alternative versions of, the Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of the Plan as in effect for any other purpose; provided, however, that no such supplements, amendments, restatements, or alternative versions shall increase the share limitations contained in Section 4.1 of the Plan.

Article 6

Options

6.1 Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number, and upon such terms and conditions, and at any time and from time to time as shall be determined by the Committee, in its sole discretion, subject to the limitations set forth in Article 4 and the following terms and conditions:

(a) Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the terms and conditions of the Option, including the Exercise Price, the maximum duration of the Option, the number of Shares to which the Option pertains, the conditions upon which an Option shall become vested and exercisable, and such other provisions as the Committee shall determine which are not inconsistent with the terms of the Plan. The Award Agreement also shall specify whether the Option is intended to be an Incentive Stock Option or a Non-Qualified Stock Option.

(b) Exercise Period. Unless a shorter period is otherwise provided by the Committee at the time of grant, each Option will expire on the tenth (10th) anniversary date of its grant or on the fifth (5th) anniversary of its grant date if the Participant is a Ten Percent Owner. Notwithstanding the foregoing, in the event that on the last business day of the term of an Option (x) the exercise of which is prohibited by applicable law or (y) Shares may not be purchased or sold by certain Employees or Directors of the Company due to a “black-out period” of a Company policy or a “lock-up” agreement undertaken in connection with an issuance of securities by the Company, the Committee may provide that the term of the Option shall be extended but not beyond a period of thirty (30) days following the end of the legal prohibition, black-out period or lock-up agreement and provided further that no extension will be made if the grant price of such Option at the date the initial term would otherwise expire is above the Fair Market Value.

(c) Exercise Price. Unless a greater Exercise Price is determined by the Committee, the Exercise Price for each Option awarded under this Plan shall be equal to one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted. Notwithstanding the foregoing, the Committee may determine the Exercise Price for a substitute Award, provided such Exercise Price does not violate applicable law (including, but not limited to, Section 409A of the Code).

(d) Vesting of Options. A grant of Options shall vest at such times and under such terms and conditions as determined by the Committee including, without limitation, suspension of a Participant’s vesting during all or a portion of a Participant’s leave of absence.

6.2 Limitations on Incentive Stock Options. In addition to the general requirements of Article 6, the terms of any Incentive Stock Option (“ISO”) granted pursuant to the Plan must comply with the provisions of this Section 6.2.

(a) ISO Eligibility. ISOs may be granted only to Employees of the Company or of any parent or subsidiary corporation (as permitted under Sections 422 and 424 of the Code). No ISO Award may be made pursuant to this Plan after the tenth (10th) anniversary of the Effective Date.

(b) ISO Individual Dollar Limitation. The aggregate Fair Market Value (determined as of the date the Option is granted) of all Shares with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed one hundred thousand dollars ($100,000.00) or such other limitation as imposed by Section 422(d) of the Code. To the extent that Incentive Stock Options are first exercisable by a Participant in excess of such limitation, the excess shall be considered Non-Qualified Stock Options.

(c) ISO Expiration. An ISO will expire and may not be exercised to any extent by anyone after the first to occur of the following events:

(i) Ten (10) years from the date of grant, unless an earlier time is set in the Award Agreement;

(ii) Three (3) months after the date of the Participant’s Termination of Employment other than on account of Disability or death. Whether a Participant continues to be an employee shall be determined in accordance with Treas. Reg. Section 1.421-1(h)(2); and

(iii) One (1) year after the date of the Participant’s Termination of Employment on account of Disability or death. Upon the Participant’s Disability or death, any ISOs exercisable at the Participant’s Disability or death may be exercised by the Participant’s legal representative or representatives, by the person or persons entitled to do so pursuant to the Participant’s last will and testament, or, if the Participant fails to make testamentary disposition of such ISO or dies intestate, by the person or persons entitled to receive the ISO pursuant to the applicable laws of descent and distribution.

Any ISO that remains exercisable pursuant to a Participant’s agreement with the Company following Termination of Employment and is unexercised more than one (1) year following Termination of Employment by reason of death or Disability or more than three (3) months following Termination of Employment for any reason other than death or Disability will thereafter be deemed to be a Non-Qualified Stock Option.

(d) Ten Percent Owners. In the case of an ISO granted to a Ten Percent Owner, such ISO shall be granted at an exercise price that is not less than one hundred and ten percent (110%) of Fair Market Value on the date of grant and, unless a shorter period is otherwise provided by the Committee at the time of grant, each ISO will expire on the fifth (5th) anniversary of its grant date.

(e) Notification of Disposition. If a Participant disposes of Shares acquired upon exercise of an ISO within two (2) years from the date the Option is granted or within one (1) year after the issuance of such Shares to the Participant, the Participant shall notify the Company of such disposition and provide information regarding the date of disposition, sale price, number of Shares disposed of, and any other information relating thereto that the Company may reasonably request.

(f) Right to Exercise. During a Participant’s lifetime, an Incentive Stock Option may be exercised only by the Participant.

(g) Failure to Meet ISO Requirements. If an Option is intended to be an Incentive Stock Option, and if, for any reason, such Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option (or portion thereof) shall be regarded as a Non-Qualified Stock Option appropriately granted under the Plan; provided that such Option (or portion thereof) otherwise complies with the Plan’s requirements relating to Non-Qualified Stock Options.

6.3 Exercise of Options.

(a) Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant. Exercises of Options may be effected only on days and during the hours the NYSE is open for regular trading. The Company may change or limit the times or days Options may be exercised. If an Option expires on a day or at a time when exercises are not permitted, then the Options may be exercised no later than the immediately preceding date and time that the Options were exercisable.

(b) An Option shall be exercised by providing notice to the designated agent selected by the Company (if no such agent has been designated, then to the Company), in the manner and form determined by the Company, which notice shall be irrevocable, setting forth the exact number of Shares with respect to which the Option is being exercised and including with such notice payment of the Exercise Price, as applicable. When an Option has been transferred, the Company or its designated agent may require appropriate documentation that the person or persons exercising the Option, if other than the Participant, has the right to exercise the Option. No Option may be exercised with respect to a fraction of a Share.

6.4 Termination of Employment. Unless otherwise provided by the Committee in the applicable Award Agreement, the following limitations on the exercise of Options shall apply upon Termination of Employment:

(a) Termination by Death or Disability. In the event of the Participant’s Termination of Employment by reason of death or Disability, all outstanding Options granted to such Participant which are vested and exercisable as of the effective date of Termination of Employment by reason of death or Disability may be exercised, if at all, no more than one (1) year from such date of Termination of Employment, unless the Options, by their terms, expire earlier. All unvested Options granted to such Participant shall immediately become forfeited.

(b) Involuntary Termination Without Cause. If a Participant’s Termination of Employment is by involuntary termination without Cause, all Options held by such Participant that are vested and exercisable at the time of the Participant’s Termination of Employment may be exercised by the Participant at any time within a period of ninety (90) days from the date of such Termination of Employment, but in no event beyond the expiration of the stated term of such Options. All Options held by the Participant which are not vested on or before the effective date of Termination of Employment shall immediately be forfeited to the Company (and the Shares subject to such forfeited Options shall once again become available for issuance under the Plan).

(c) Voluntary Termination. If a Participant’s Termination of Employment is voluntary (other than a voluntary termination described in Section 6.4(d)), all Options held by such Participant that are vested and exercisable at the time of the Participant’s Termination of Employment may be exercised by the Participant at any time within a period of ninety (90) days from the date of such Termination of Employment, but in no event beyond the expiration of the stated terms of such Options. All Options held by the Participant which are not vested on or before the effective date of Termination of Employment shall immediately be forfeited to the Company (and the Shares subject to such forfeited Options shall once again become available for issuance under the Plan).

(d) Termination for Cause. If the Participant’s Termination of Employment (i) is by the Company for Cause or (ii) is a voluntary Termination (as provided in Subsection (c) above) after the occurrence of an event that would be grounds for Termination of Employment for Cause, all outstanding Options held by the Participant shall immediately be forfeited to the Company and no additional exercise period shall be allowed, regardless of the vested status of the Options (and the Shares subject to such forfeited Options shall once again become available for issuance under the Plan).

(e) Other Terms and Conditions. A Participant holding an Option is not eligible to receive dividends or Dividend Equivalents. Notwithstanding the foregoing, the Committee may, in its sole discretion, establish different, or waive, terms and conditions pertaining to the effect of Termination of Employment on Options, whether or not the Options are outstanding, but no such modification shall be materially adverse to the Participant.

6.5 Payment. The Committee shall determine the methods by which payments by any Participant with respect to any Awards granted under the Plan may be paid and the form of payment. Unless otherwise determined by the Committee, the Exercise Price shall be paid in full at the time of exercise. No Shares shall be issued or transferred until full payment has been received or the next business day thereafter, as determined by the Company. The Committee may, from time to time, determine or modify the method or methods of exercising Options or the manner in which the Exercise Price is to be paid. Unless otherwise provided by the Committee in full or in part, to the extent permitted by Applicable Law, payment may be made by any of the following:

(a) cash or certified or bank check;

(b) delivery of Shares owned by the Participant duly endorsed for transfer to the Company, with a Fair Market Value of such Shares delivered on the date of delivery equal to the Exercise Price (or portion thereof) due for the number of Shares being acquired;

(c) if the Company has designated a stockbroker to act as the Company’s agent to process Option exercises, an Option may be exercised by issuing an exercise notice together with instructions to such stockbroker irrevocably instructing the stockbroker: (i) to immediately sell (which shall include an exercise notice that becomes effective upon execution of a sale order) a sufficient portion of the Shares to be received from the Option exercise to pay the Exercise Price of the Options being exercised and the required tax withholding, and (ii) to deliver on the settlement date the portion of the proceeds of the sale equal to the Exercise Price and tax withholding to the Company. In the event the stockbroker sells any Shares on behalf of a Participant, the stockbroker shall be acting solely as the agent of the Participant, and the Company disclaims any responsibility for the actions of the stockbroker in making any such sales. However, if the Participant is an Insider, then the instruction to the stock broker to sell in the preceding sentence is intended to comply with the requirements of Rule 10b5-1(c)(1)(i)(B) of the Exchange Act to the extent permitted by law. No Shares shall be issued until the settlement date and until the proceeds (equal to the Exercise Price and tax withholding) are paid to the Company;

(d) at any time, the Committee may, in addition to or in lieu of the foregoing, provide that an Option may be “stock settled,” which shall mean upon exercise of an Option, the Company may fully satisfy its obligation under the Option by delivering that number of shares of Stock found by taking the difference between (i) the Fair Market Value of the Stock on the exercise date, multiplied by the number of Options being exercised and (ii) the total Exercise Price of the Options being exercised, and dividing such difference by the Fair Market Value of the Stock on the exercise date; or

(e) any combination of the foregoing methods.

Notwithstanding any other provision of the Plan to the contrary, no Participant who is a Director or an “executive officer” of the Company shall be permitted to pay the Exercise Price of an Option in any method which would violate Section 13(h) of the Exchange Act.

Article 7

Stock Appreciation Rights

7.1 Grant of SARs. Any Participant selected by the Committee may be granted one or more SARs. SARs may be granted alone or in tandem with Options. Each SAR shall be evidenced by an Award Agreement that shall specify the exercise price, the term of the SAR, and such other provisions as the Committee shall determine. With respect to SARs granted in tandem with Options, the exercise of either such Options or such SARs shall result in the simultaneous cancellation of the same number of tandem SARs or Options, as the case may be.

7.2 Exercise Price. The exercise price per Share covered by a SAR granted pursuant to the Plan shall be equal to or greater than Fair Market Value on the date the SAR was granted.

7.3 Term. The term of each SAR shall be determined by the Committee in its sole discretion, but in no event shall the term exceed ten (10) years from the date of grant. Notwithstanding the foregoing, in the event that on the last business day of the term of a SAR (x) the exercise of which is prohibited by applicable law or (y) Shares may not be purchased or sold by certain Employees or Directors of the Company due to a “black-out period” of a Company policy or a “lock-up” agreement undertaken in connection with an issuance of securities by the Company, the Committee may provide that the term of the SAR shall be extended but not beyond a period of thirty (30) days following the end of the legal prohibition, black-out period or lock-up agreement and provided further that no extension will be made if the grant price of such SAR at the date the initial term would otherwise expire is above the Fair Market Value.

7.4 Payment. SARs may be settled in the form of cash, shares of Stock or a combination of cash and shares of Stock, as determined by the Committee.

7.5 Other Provisions. Except as the Committee may deem inappropriate or inapplicable in the circumstances, SARs shall be subject to terms and conditions substantially similar to those applicable to Non-Qualified Options as set forth in Article 6, including, but not limited to, the ineligibility to receive dividends or Dividend Equivalents.

Article 8

Restricted Stock and Restricted Stock Unit Awards

8.1 Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant shares of Restricted Stock to Eligible Persons in such amounts and upon such terms and conditions as the Committee shall determine. In addition to any other terms and conditions imposed by the Committee, vesting of Restricted Stock may be conditioned upon the achievement of pre-established performance goals and objectives.

8.2 Restricted Stock Agreement. The Committee may require, as a condition to receiving a Restricted Stock Award, that the Participant enter into a Restricted Stock Award Agreement, setting forth the terms and conditions of the Award. In lieu of a Restricted Stock Award Agreement, the Committee may provide the terms and conditions of an Award in a notice to the Participant of the Award, on the Stock certificate representing the Restricted Stock, in the resolution approving the Award, or in such other manner as it deems appropriate. If certificates representing the Restricted Stock are registered in the name of the Participant, any certificates so issued shall be printed with an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award as determined or authorized in the sole discretion of the Committee. Shares recorded in book-entry form shall be recorded with a notation referring to the terms, conditions, and restrictions applicable to such Award as determined or authorized in the sole discretion of the Committee. The Committee may require that the stock certificates or book-entry registrations evidencing shares of Restricted Stock be held in custody by a designated escrow agent (which may but need not be the Company) until the restrictions thereon shall have lapsed, and that the Participant deliver a stock power, endorsed in blank, relating to the Stock covered by such Award.

8.3 Restrictions. The Restricted Stock shall be subject to such vesting terms, including the achievement of pre-established performance goals and objectives, as may be determined by the Committee. Unless otherwise provided by the Committee, to the extent Restricted Stock is subject to any condition to vesting, if such condition or conditions are not satisfied by the time the period for achieving such condition has expired, such Restricted Stock shall be forfeited. The Committee may impose such other conditions and/or restrictions on any shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including but not limited to a requirement that Participants pay a stipulated purchase price for each share of Restricted Stock and/or restrictions under Applicable Law. The Committee may also grant Restricted Stock without any terms or conditions in the form of vested Stock Awards.

8.4 Removal of Restrictions. Except as otherwise provided in this Article 8 or otherwise provided in the grant thereof, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after completion of all conditions to vesting, if any. However, the Committee, in its sole discretion, shall have the right to waive all or part of the restrictions and conditions with regard to all or part of the shares held by any Participant at any time.

8.5 Voting Rights, Dividends and Other Distributions. Participants holding shares of Restricted Stock granted hereunder may exercise full voting rights and, subject to the provisions of this Section 8.5, may receive all dividends and distributions paid with respect to such Shares. If any such dividends or distributions are paid in Shares, the Shares shall automatically be subject to the same restrictions and conditions as the Restricted Stock with respect to which they were paid. In addition, with respect to a share of Restricted Stock, dividends shall only be paid out to the extent that the Share of Restricted Stock vests. Any cash dividends and stock dividends with respect to the Restricted Stock shall be withheld by the Company for the Participant’s account, and interest may be credited on the amount of the cash dividends withheld at a rate and subject to such terms as determined by the Committee. The cash dividends or stock dividends so withheld by the Committee and attributable to any particular share of Restricted Stock (and earnings thereon, if applicable) shall be distributed to the Participant in cash or, at the discretion of the Committee, in shares of Stock having a Fair Market Value equal to the amount of such dividends, if applicable, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends.

8.6 Termination of Employment Due to Death or Disability. In the event of the Participant’s Termination of Employment by reason of death or Disability, unless otherwise determined by the Committee, all restrictions imposed on outstanding Shares of Restricted Stock held by the Participant shall immediately lapse and the Restricted Stock shall immediately become fully vested as of the date of Termination of Employment.

8.7 Termination of Employment for Other Reasons. Unless otherwise provided by the Committee, in the event of the Participant’s Termination of Employment for any reason other than those specifically set forth in Section 8.6 herein, subject to Section 10.2, all shares of Restricted Stock held by the Participant which are not vested as of the effective date of Termination of Employment shall immediately be forfeited and returned to the Company.

8.8 Section 83(b) Election. The Committee may provide in an Award Agreement that the Award of Restricted Stock is conditioned upon the Participant making or refraining from making an election with respect to the Award under Section 83(b) of the Code. If a Participant makes an election pursuant to Section 83(b) of the Code concerning a Restricted Stock Award, the Participant shall be required to file a copy of such election with the Company within thirty (30) days following the date of grant.

8.9 Grant of Restricted Stock Units. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Restricted Stock Units to Eligible Persons in such amounts and upon such terms and conditions as the Committee determines in accordance with Section 3.2. Restricted Stock Units shall be subject to the same terms and conditions under this Plan as Restricted Stock except as otherwise provided in this Plan or as otherwise provided by the Committee. Except as otherwise provided by the Committee, the award shall be settled and paid out promptly upon vesting (to the extent permitted by Section 409A of the Code), and the Participant holding such Restricted Stock Units shall receive, as determined by the Committee, Shares (or cash equal to the Fair Market Value of the number of Shares as of the date the Award becomes payable) equal to the number of such Restricted Stock Units. Restricted Stock Units shall not be transferable, shall have no voting rights, and, unless otherwise determined by the Committee, shall not receive dividends or Dividend Equivalents (which in any event shall only be paid out to the extent that the Restricted Stock Units vest). Upon a Participant’s Termination of Employment due to death or Disability, the Committee will determine whether there should be any acceleration of vesting.

Article 9

Other Types of Awards

9.1 Dividend Equivalents. Any Participant selected by the Committee may be granted Dividend Equivalents based on the dividends declared on the Shares that are subject to any Award, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalents shall be converted to cash or additional shares of Stock by such formula and at such time and subject to such limitations as may be determined by the Committee, in a matter consistent with the rules of Section 409A of the Code; provided that, to the extent Shares subject to an Award are subject to vesting conditions, any Dividend Equivalents relating to such Shares shall be subject to the same vesting conditions.

9.2 Deferred Stock. Any Participant selected by the Committee may be granted an award of Deferred Stock in the manner determined from time to time by the Committee. The number of shares of Deferred Stock shall be determined by the Committee and may be linked to the performance goals or other specific performance criteria determined to be appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. Stock underlying a Deferred Stock Award will not be issued until the Deferred Stock Award has vested, pursuant to a vesting schedule or performance criteria set by the Committee. Unless otherwise provided by the Committee, a Participant awarded Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the Deferred Stock Award has vested and the Stock underlying the Deferred Stock Award has been issued.

9.3 Other Stock-Based Awards. Any Participant selected by the Committee may be granted one or more Awards that provide Participants with shares of Stock or the right to purchase shares of Stock or that have a value derived from the value of, or an exercise or conversion privilege at a price related to, or that are otherwise payable in shares of Stock and which may be linked to any one or more of the performance goals or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of Award) the contributions, responsibilities and other compensation of the particular Participant.

9.4 Performance Bonus Awards. Any Participant selected by the Committee may be granted one or more Awards in the form of a cash bonus (a “Performance Bonus Award”) payable upon the attainment of pre-established performance goals and objectives that are established by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee.

9.5 Term. Except as otherwise provided herein, the term of any Award of Dividend Equivalents, Deferred Stock, Other Stock-Based Award and Performance Bonus Award shall be set by the Committee in its discretion.

9.6 Exercise or Purchase Price. The Committee may establish the exercise or purchase price, if any, of any Award of Deferred Stock, Other Stock-Based Award and Performance Bonus Award; provided, however, that such price shall not be less than the Fair Market Value of a share of Stock on the date of grant, unless otherwise permitted by Applicable Law.

9.7 Exercise Upon Termination of Employment or Service. An Award of Deferred Stock, Other Stock-Based Awards and Performance Bonus Awards shall only be exercisable or payable while the Participant is an Employee, Consultant or Non-Employee Director, as applicable; provided, however, that the Committee in its sole and absolute discretion may provide that an Award of Deferred Stock, Stock Appreciation Rights, Other Stock-Based Award and Performance Bonus Award may be exercised or paid subsequent to a Termination of Employment without Cause. In the event of the Termination of Employment of a Participant by the Company for Cause, all Awards under this Article 9 shall be forfeited by the Participant to the Company.

9.8 Form of Payment. Payments with respect to any Awards granted under this Article 9 shall be made in cash, in Stock or a combination of both, as determined by the Committee.

9.9 Award Agreement. All Awards under this Article 9 shall be subject to such additional terms and conditions as determined by the Committee and shall be evidenced by a written Award Agreement.

Article 10

Change in Control

10.1 Vesting Upon Change in Control. For the avoidance of doubt, the Committee may not accelerate the vesting and exercisability (as applicable) of any outstanding Awards, in whole or in part, solely upon the occurrence of a Change in Control except as provided in this Section 10.1. In the event of a Change in Control after the date of the adoption of the Plan, then:

(a) to the extent an outstanding Award subject solely to time-based vesting is not assumed or replaced by a comparable Award referencing shares of the capital stock of the successor corporation or its “parent corporation” (as defined in Section 424(e) of the Code) or “subsidiary corporation” (as defined in Section 424(f) of the Code) which is publicly traded on a national stock exchange or quotation system, as determined by the Committee in its sole discretion, with appropriate adjustments as to the number and kinds of shares and the exercise prices, if applicable, then any outstanding Award subject solely to time-based vesting then held by Participants that is unexercisable, unvested or still subject to restrictions or forfeiture shall, in each case as specified by the Committee in the applicable Award Agreement or otherwise, be deemed exercisable or otherwise vested, as the case may be, as of immediately prior to such Change in Control;

(b) any stock-denominated performance-based Awards outstanding as of the date such Change in Control is determined to have occurred shall be converted into, as applicable, time-based restricted stock of the successor corporation or its “parent corporation” (as defined in Section 424(e) of the Code) or “subsidiary corporation” (as defined in Section 424(f) of the Code) or time-based restricted stock units based on the capital stock of the successor corporation or its “parent corporation” (as defined in Section 424(e) of the Code) or “subsidiary corporation” (as defined in Section 424(f) of the Code) and, if, during the 12-month period following the date of such Change in Control, the Participant’s employment is terminated by such successor (or an affiliate thereof) without Cause or by the Participant for Good Reason, such Awards, to the extent then outstanding, shall fully vest. With respect to performance-based Awards that are outstanding as of the date of such Change in Control and are not converted to a time-based Award, any deferral or other restriction shall lapse and such Awards shall be settled in cash as promptly as is practicable (unless otherwise required by Section 409A of the Code and the applicable terms of the Awards). In either case, unless otherwise determined by the Committee in an Award Agreement or otherwise, the value of the performance-based Awards as of the date of the Change in Control shall be determined assuming target performance has been achieved, except that the value shall be determined based on actual performance as of such date if (i) more than half of the performance period has elapsed as of such date and (ii) actual performance is determinable as of such date; and

(c) Each outstanding Award that is assumed in connection with a Change in Control, or is otherwise to continue in effect subsequent to the Change in Control, will be appropriately adjusted, immediately after the Change in Control, as to the number and class of securities and other relevant terms in accordance with Section 4.3.

10.2 Termination of Employment Upon Change in Control. Notwithstanding any other provision of the Plan to the contrary, and except as may otherwise be provided in any applicable Award Agreement or other written agreement entered into between the Company or Affiliate and a Participant, upon (i) a Participant’s involuntary Termination of Employment without Cause on or within one (1) year following a Change in Control, or (ii) a Participant’s Termination of Employment for Good Reason (including the Termination of Employment of the Participant if he or she is employed by an Affiliate at the time the Company sells or otherwise divests itself of such Affiliate), all outstanding Awards shall immediately become fully vested and exercisable; provided that Restricted Stock Units shall be settled in accordance with the terms of the grant without regard to the Change in Control unless the Change in Control constitutes a “change in control event” within the meaning of Section 409A of the Code and such Termination of Employment occurs within one (1) year following such Change in Control, in which case the Restricted Stock Units shall be settled and paid out with such Termination of Employment.

10.3 Cancellation and Termination of Awards. The Committee may, in connection with any merger, consolidation, share exchange or other transaction entered into by the Company in good faith, determine that any outstanding Awards granted under the Plan, whether or not vested, will be canceled and terminated and that in connection with such cancellation and termination the holder of such Award may receive for each Share subject to such Award a cash payment (or the delivery of shares of stock, other securities or a combination of cash, stock and securities equivalent to such cash payment) equal to the difference, if any, between the amount determined by the Committee to be the Fair Market Value of the Stock and the purchase price per Share (if any) under the Award multiplied by the number of Shares subject to such Award; provided that if such product is zero or less or to the extent that the Award is not then exercisable, the Award will be canceled and terminated without payment therefor.

Article 11

Amendment, Modification, and Termination

11.1 Amendment, Modification, and Termination of Plan. At any time and from time to time, the Board may amend, modify, alter, suspend, discontinue or terminate the Plan, in whole or in part, without stockholder approval; provided, however, that (a) to the extent necessary and desirable to comply with any Applicable Law, regulation, or stock exchange rule, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required, and (b) stockholder approval is required for any amendment to the Plan that (i) increases the number of shares available under the Plan or the number of shares available for issuance as ISOs, or (ii) permits the Committee to grant Options with an Exercise Price that is below Fair Market Value on the date of grant (except as otherwise provided in Section 6.1), or (iii) permits the Committee to extend the exercise period for an Option beyond ten (10) years from the date of grant (except as otherwise provided in Section 6.1), or (iv) results in a material increase in benefits or a change in eligibility requirements, or (v) changes the granting corporation or (vi) changes the type of stock.

11.2 Amendment of Awards. Subject to Section 4.3, at any time and from time to time, the Committee may amend the terms of any one or more outstanding Awards, provided that the Award as amended is consistent with the terms of the Plan or if necessary or advisable for the purpose of conforming the Plan or an Award Agreement to any present or future law relating to plans of this or similar nature (including, without limitation, Section 409A), and to the administrative regulations and rulings promulgated thereunder.

11.3 Awards Previously Granted. No termination, amendment, or modification of the Plan or any Award shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award; provided, however, that any such modification made for the purpose of complying with Section 409A of the Code may be made by the Company without the consent of any Participant.

11.4 Repricing and Backdating Prohibited. Notwithstanding anything in this Plan to the contrary, except as provided under Section 4.3 and Section 11.2, neither the Committee nor any other person may (i) amend the terms of outstanding Options or SARs to reduce the exercise or grant price of such outstanding Options or SARs; (ii) cancel outstanding Options or SARs in exchange for Options or SARs with an exercise or grant price that is less than the exercise price of the original Options or SARs; or (iii) cancel outstanding Options or SARs with an exercise or grant price above the current Share price in exchange for cash or other securities. In addition, the Committee may not make a grant of an Option or SAR with a grant date that is effective prior to the date the Committee takes action to approve such Award.

Article 12

Withholding

12.1 Tax Withholding. Unless otherwise provided by the Committee, the Company shall deduct or withhold any amount needed to satisfy any foreign, federal, state, or local tax (including but not limited to the Participant’s employment tax obligations) required by law to be withheld with respect to any taxable event arising or as a result of this Plan (“Withholding Taxes”).

12.2 Share Withholding. Unless otherwise provided by the Committee, upon the exercise of Options, the lapse of restrictions on Restricted Stock, the vesting of Restricted Stock Units or any other taxable event hereunder involving the transfer of Stock to a Participant, the Company shall withhold Stock equal in value, using the Fair Market Value on the date determined by the Company to be used to value the Stock for tax purposes, to the Withholding Taxes applicable to such transaction.

Unless otherwise determined by the Committee, when the method of payment for the Exercise Price is from the sale by a stockbroker pursuant to Section 6.5(c), herein, of the Stock acquired through the Option exercise, then the tax withholding shall be satisfied out of the proceeds. For administrative purposes in determining the amount of taxes due, the sale price of such Stock shall be deemed to be the Fair Market Value of the Stock.

Alternatively, or in combination with the foregoing, the Committee may require Withholding Taxes to be paid in cash by the Participant or by the sale of a portion of the Stock being distributed in connection with an Award, or by a combination thereof.

The withholding of taxes is intended to comply with the requirements of Rule 10b5-1(c)(1)(i)(B) of the Exchange Act to the extent permitted by law.

Article 13

General Provisions Applicable to Awards

13.1 Minimum Vesting Requirement. Notwithstanding any other provision of the Plan to the contrary, Awards granted under the Plan (other than cash-based awards) shall vest no earlier than the first anniversary of the date on which the Award is granted; provided, that the following Awards shall not be subject to the foregoing minimum vesting requirement: any (i) substitute Awards granted in connection with awards that are assumed, converted or substituted pursuant to a merger, acquisition or similar transaction entered into by the Company or any of its Subsidiaries, (ii) Shares delivered in lieu of fully vested cash obligations; and, provided, further, that the foregoing restriction does not apply to the Committee’s discretion to provide for accelerated exercisability or vesting of any Award, including in cases of retirement, death, Disability or a Change in Control, in the terms of the Award Agreement or otherwise.

13.2 Form of Payment. Subject to the provisions of this Plan, the Award Agreement and any Applicable Law, payments or transfers to be made by the Company or any Affiliate on the grant, exercise, or settlement of any Award may be made in such form as determined by the Committee including, without limitation, cash, Stock, other Awards, other property, or any combination thereof, and may be made in a single payment or transfer, in installments, or any combination thereof, in each case determined by rules adopted by the Committee.

13.3 Treatment of Dividends and Dividend Equivalents on Unvested Awards. Notwithstanding any other provision of the Plan to the contrary, with respect to any Award that provides for or includes a right to dividends or Dividend Equivalents, if dividends are declared during the period that an equity Award is outstanding, such dividends (or Dividend Equivalents) shall either (a) not be paid or credited with respect to such Award or (b) be accumulated but remain subject to vesting requirement(s) to the same extent as the applicable Award and shall only be paid at the time or times such vesting requirement(s) are satisfied.

13.4 Limits on Transfer.

(a) Except as otherwise provided in Section 13.4(b),

(i) no Award may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or the laws of descent and distribution or pursuant to a domestic relations order, unless and until such Award has been exercised, or the Shares underlying such Award have been issues, and all restrictions applicable to such Shares have lapsed;

(ii) no Award or interest or right therein shall be liable for or otherwise subject to the debts, contracts or engagements of the Participant or the Participant’s successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, hypothecation, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy) unless and until such Award has been exercised, or the Shares underlying such Award have been issued, and all restrictions applicable to such Shares have lapsed, and any attempted disposition of an Award prior to satisfaction of these conditions shall be null and void and of no effect, except to the extent that such disposition is permitted by Section 13.4(a)(i); and

(iii) during a Participant’s lifetime, only the Participant or the Participant’s guardian or legal representative may exercise an Award (or any portion thereof) granted to him or her under the Plan, unless it has been disposed of pursuant to a domestic relations order. After a Participant’s death, any exercisable portion of an Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Award Agreement, be exercised by such Participant’s personal representative or by any person empowered to do so under the deceased Participant’s will or under the then applicable laws of descent and distribution.

(b) Notwithstanding Section 13.4(a), the Committee, in its sole discretion, may determine to permit a Participant or a Permitted Transferee of such Participant to transfer an Award other than an Incentive Stock Option (unless such Incentive Stock Option is intended to become a Non-Qualified Stock Option) to any one or more Permitted Transferees of such Participant without consideration, subject to the following terms and conditions: (i) an Award transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than (A) to another Permitted Transferee of the applicable Participant or (B) by will or the laws of descent and distribution or, subject to the consent of the Committee, pursuant to a domestic relations order; (ii) an Award transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Award as applicable to the original Participant (other than the ability to further transfer the Award to any person other than another Permitted Transferee of the applicable Participant); and (iii) the Participant (or transferring Permitted Transferee) and the receiving Permitted Transferee shall execute any and all documents requested by the Committee, including, without limitation documents to (A) confirm the status of the transferee as a Permitted Transferee, (B) satisfy any requirements for an exemption for the transfer under Applicable Law and (C) evidence the transfer. In addition, and further notwithstanding Section 13.4(a), hereof, the Committee, in its sole discretion, may determine to permit a Participant to transfer Incentive Stock Options to a trust that constitutes a Permitted Transferee if, under Section 671 of the Code and other Applicable Law, the Participant is considered the sole beneficial owner of the Incentive Stock Option while it is held in the trust.

13.5 Beneficiaries. Notwithstanding Section 13.4, if provided in the applicable Award Agreement, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If the Participant is married and resides in a community property state, a designation of a person other than the Participant’s spouse as his or her beneficiary with respect to more than fifty percent (50%) of the Participant’s interest in the Award shall not be effective without the prior written consent of the Participant’s spouse. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto pursuant to the Participant’s will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

13.6 Forfeiture Events/Representations. The Committee may specify in an Award Agreement at the time of the Award that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events shall include, but shall not be limited to, termination of service for Cause, violation of material Company policies, breach of noncompetition, confidentiality or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company. The Committee may also specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be conditioned upon the Participant making a representation regarding compliance with noncompetition, confidentiality or other restrictive covenants that may apply to the Participant and providing that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment on account of a breach of such representation. In addition and without limitation of the foregoing, any amounts paid hereunder shall be subject to recoupment in accordance with The Dodd-Frank Wall Street Reform and Consumer Protection Act and any implementing regulations thereunder, any “clawback” policy adopted by the Company or as is otherwise required by applicable law or stock exchange listing condition.

Awards under the Plan shall be subject to the Company’s clawback policy, as in effect from time to time. If there shall be no such clawback policy in effect, (1) awards under the Plan and any Shares issued pursuant to Awards under the Plan (and any gains thereon) shall be subject to recovery or “clawback” by the Company if and to the extent that the vesting of such Awards was determined or calculated based on materially inaccurate financial statements or any other material inaccurate performance metric criteria; or (2) if the Company or its Subsidiaries terminate a Participant’s service relationship due to the Participant’s gross negligence or willful misconduct, or determine there are grounds for such a termination (whether or not such actions also constitute “cause” under an Award Agreement), any Awards under the Plan, whether or not vested, as well as any shares of Stock issued pursuant to Awards under this Plan (and any gains thereon) shall be subject to forfeiture, recovery and “clawback.” Notwithstanding anything to the contrary contained herein, if a Participant has engaged in any detrimental activity (including noncompliance with restrictive covenants), as determined by the Committee, the Committee may, in its sole discretion, provide for cancellation of any or all of such Participant’s outstanding Awards and/or forfeiture by the Participant of any gain realized in respect of Awards, and repayment of any such gain promptly to the Company.

13.7 No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, Awards, or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

13.8 Reservation of Stock. The Company shall at all times during the term of the Plan and any outstanding Awards granted hereunder reserve or otherwise keep available such number of Shares of Stock as will be sufficient to satisfy the requirements of the Plan (if then in effect) and the Awards and shall pay all fees and expenses necessarily incurred by the Company in connection therewith.

13.9 Reimbursement of Company for Unearned or Ill-gotten Gains. Unless otherwise specifically provided in an Award Agreement, and to the extent permitted by Applicable Law, if the Company is required to prepare an accounting restatement due to the material noncompliance of the Company with any financial reporting requirement under the securities laws, the Committee may, without obtaining the approval or consent of the Company’s shareholders or of any Participant, require that any Participant who personally engaged in one of more acts of fraud or misconduct that have caused or partially caused the need for such restatement or any current or former chief executive officer, chief financial officer, or executive officer, regardless of their conduct, to reimburse the Company in a manner consistent with Section 409A of the Code, if the Award constitutes “Non-Qualified Deferred Compensation,” for all or any portion of any Awards granted or settled under this Plan (with each such case being a “Reimbursement”), or the Committee may require the termination or rescission of, or the recapture associated with, any Award, in excess of the amount the Participant would have received under the accounting restatement.

13.10 Delay in Payment. To the extent required in order to avoid the imposition of any interest and/or additional tax under Section 409A(a)(1)(B) of the Code, any amount that is considered deferred compensation under the Plan or Award Agreement and that is required to be postponed pursuant to Section 409A of the Code, following a Participant’s Termination of Employment shall be delayed for six (6) months if a Participant is deemed to be a “specified employee” as defined in Section 409A(a)(2)(i)(B) of the Code; provided that, if the Participant dies during the postponement period prior to the payment of the postponed amount, the amounts withheld on account of Section 409A of the Code shall be paid to the executor or administrator of the decedent’s estate within 60 days following the date of his death. A “Specified Employee” means any Participant who is a “key employee” (as defined in Section 416(i) of the Code without regard to paragraph (5) thereof), as determined by the Company in accordance with its uniform policy with respect to all arrangements subject to Section 409A of the Code, based upon the twelve (12) month period ending on each December 31st (the “Identification Period”). All Participants who are determined to be key employees under Section 416(i) of the Code (without regard to paragraph (5) thereof) during the identification period shall be treated as Specified Employees for purposes of the Plan during the twelve (12) month period that begins on the first day of the 4th month following the close of such identification period.

Article 14

Successors

All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

Miscellaneous Provisions

15.1 Substitute Awards in Corporate Transactions. Nothing contained in the Plan shall be construed to limit the right of the Committee to grant Awards under the Plan in connection with the acquisition, whether by purchase, merger, consolidation or other corporate transaction, of the business or assets of any corporation or other entity. Without limiting the foregoing, the Committee may grant Awards under the Plan to an employee or director of another corporation who becomes an Eligible Person by reason of any such corporate transaction in substitution for awards previously granted by such corporation or entity to such person. The terms and conditions of the substitute Awards may vary from the terms and conditions that would otherwise be required by the Plan solely to the extent the Committee deems necessary for such purpose. Any shares of Stock subject to these substitute Awards shall not be counted against the share reserve set forth in Article 4 of the Plan.

15.2 409A Compliance. It is intended that all Awards issued under the Plan be in a form and administered in a manner that will comply with the requirements of Section 409A of the Code, or the requirements of an exception to Section 409A of the Code, and the Award Agreement and this Plan will be construed and administered in a manner that is consistent with and gives effect to such intent. The Committee is authorized to adopt rules or regulations deemed necessary or appropriate to qualify for an exception from or to comply with the requirements of Section 409A of the Code. With respect to an Award that constitutes a deferral of compensation subject to Section 409A of the Code: (a) if any amount is payable under such Award upon a termination of service, a termination of service will be treated as having occurred only at such time the Participant has experienced a “separation from service” as such term is defined for purposes of Section 409A of the Code; (b) if any amount is payable under such Award upon a disability, a disability will be treated as having occurred only at such time the Participant has experienced a “disability” as such term is defined for purposes of Section 409A of the Code; (c) if any amount is payable under such Award on account of the occurrence of a Change in Control, a Change in Control will be treated as having occurred only at such time a “change in the ownership or effective control of the corporation or in the ownership of a substantial portion of the assets of the corporation” has occurred as such terms are defined for purposes of Section 409A of the Code, (d) if any amount becomes payable under such Award on account of a Participant’s separation from service at such time as the Participant is a “specified employee” within the meaning of Section 409A of the Code, then no payment shall be made, except as permitted under Section 409A of the Code, prior to the first business day after the earlier of (i) the date that is six months after the date of the Participant’s separation from service or (ii) the Participant’s death, (e) any right to receive any installment payments under this Plan shall be treated as a right to receive a series of separate payments and, accordingly, each installment payment hereunder shall at all times be considered a separate and distinct payment, and (f) no amendment to or payment under such Award will be made except and only to the extent permitted under Section 409A of the Code.

Notwithstanding the foregoing, the tax treatment of the benefits provided under the Plan or any Award Agreement is not warranted or guaranteed, and in no event shall the Company be liable for all or any portion of any taxes, penalties, interest or other expenses that may be incurred by the Participant on account of non-compliance with Section 409A of the Code.

15.3 Section 16(b) of the Exchange Act. All elections and transactions under the Plan by persons subject to Section 16 of the Exchange Act involving shares of Stock are intended to comply with any applicable exemptive condition under Rule 16b‑3. The Committee may, in its sole discretion, establish and adopt written administrative guidelines, designed to facilitate compliance with Section 16(b) of the Exchange Act, as it may deem necessary or proper for the administration and operation of the Plan and the transaction of business thereunder.

15.4 Unfunded Status of the Plan. The Plan is intended to constitute an “unfunded” plan for incentive compensation, and the Plan is not intended to constitute a plan subject to the provisions of ERISA. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payments with respect to Options, Stock Appreciation Rights and other Awards hereunder, provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

15.5 Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including without limitation, the granting of stock options and restricted stock other than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

15.6 Investment Representations. The Company shall be under no obligation to issue any shares covered by any Award unless the shares to be issued pursuant to Awards granted under the Plan have been effectively registered under the Securities Act of 1933, as amended, or the Participant shall have made such written representations to the Company (upon which the Company believes it may reasonably rely) as the Company may deem necessary or appropriate for purposes of confirming that the issuance of such shares will be exempt from the registration requirements of that Act and any applicable state securities laws and otherwise in compliance with all applicable laws, rules and regulations, including but not limited to that the Participant is acquiring the shares for his or her own account for the purpose of investment and not with a view to, or for sale in connection with, the distribution of any such shares.

15.7 Registration. If the Company shall deem it necessary or desirable to register under the Securities Act of 1933, as amended or other applicable statutes any Shares of Stock issued or to be issued pursuant to Awards granted under the Plan, or to qualify any such Shares of Stock for exemption from the Securities Act of 1933, as amended or other applicable statutes, then the Company shall take such action at its own expense. The Company may require from each recipient of an Award, or each holder of Shares of Stock acquired pursuant to the Plan, such information in writing for use in any registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for that purpose and may require reasonable indemnity to the Company and its officers and directors from that holder against all losses, claims, damage and liabilities arising from use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made. In addition, the Company may require of any such person that he or she agree that, without the prior written consent of the Company or the managing underwriter in any public offering of Shares of Stock, he or she will not sell, make any short sale of, loan, grant any option for the purchase of, pledge or otherwise encumber, or otherwise dispose of, any shares of Stock during the 180 day period commencing on the effective date of the registration statement relating to the underwritten public offering of securities. Without limiting the generality of the foregoing provisions of this Section 15.7, if in connection with any underwritten public offering of securities of the Company the managing underwriter of such offering requires that the Company’s directors and officers enter into a lock-up agreement containing provisions that are more restrictive than the provisions set forth in the preceding sentence, then (a) each holder of shares of Stock acquired pursuant to the Plan (regardless of whether such person has complied or complies with the provisions of clause (b) below) shall be bound by, and shall be deemed to have agreed to, the same lock-up terms as those to which the Company’s directors and officers are required to adhere; and (b) at the request of the Company or such managing underwriter, each such person shall execute and deliver a lock-up agreement in form and substance equivalent to that which is required to be executed by the Company’s directors and officers.

15.8 Placement of Legends; Stop Orders; etc. Each share of Stock to be issued pursuant to Awards granted under the Plan may bear a reference to the investment representation made in accordance with Section 15.6 in addition to any other applicable restriction under the Plan, the terms of the Award and to the fact that no registration statement has been filed with the Securities and Exchange Commission in respect to such shares of Stock. All shares of Stock or other securities delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of any stock exchange upon which the Stock is then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any certificates or recorded in connection with book-entry accounts representing the shares to make appropriate reference to such restrictions.

15.9 Uncertificated Shares. To the extent that the Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a noncertificated basis, to the extent not prohibited by Applicable Law.

15.10 Limitation of Rights in Stock. A Participant shall not be deemed for any purpose to be a stockholder of the Company with respect to any of the Shares of Stock subject to an Award, unless and until Shares shall have been issued therefor and delivered to the Participant or his agent. Any Stock to be issued pursuant to Awards granted under the Plan shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the Certificate of Incorporation and the Bylaws of the Company.

15.11 Employment Not Guaranteed. Nothing in the Plan shall interfere with or limit in any way the right of the Company (or any Affiliate) to terminate any Participant’s Employment at any time, nor confer upon any Participant any right to continue in the employ of the Company (or any Affiliate), subject to the terms of any separate employment or consulting agreement or provision of law or corporate articles or by-laws to the contrary, at any time to terminate such employment or consulting agreement or to increase or decrease, or otherwise adjust, the other terms and conditions of the recipient’s employment or other association with the Company and its Affiliates.

15.12 Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

15.13 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

15.14 Plan Headings. The headings in the Plan are for purposes of convenience only and are not intended to define or limit the construction of the provisions thereof.

15.15 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

15.16 Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to Applicable Law and to such approvals by any governmental agencies or national securities exchanges as may be required.

15.17 Errors. At any time the Company may correct any error made under the Plan without prejudice to the Company. Such corrections may include, among other things, changing or revoking an issuance of an Award.

15.18 Elections and Notices. Notwithstanding anything to the contrary contained in this Plan, all elections and notices of every kind shall be made on forms prepared by the Company or the general counsel, secretary or assistant secretary, or their respective delegates or shall be made in such other manner as permitted or required by the Company or the general counsel, secretary or assistant secretary, or their respective delegates, including but not limited to elections or notices through electronic means, over the Internet or otherwise. An election shall be deemed made when received by the Company (or its designated agent, but only in cases where the designated agent has been appointed for the purpose of receiving such election), which may waive any defects in form. The Company may limit the time an election may be made in advance of any deadline.

Where any notice or filing required or permitted to be given to the Company under the Plan, it shall be delivered to the principal office of the Company, directed to the attention of the general counsel of the Company or his or her successor. Such notice shall be deemed given on the date of delivery.

Notice to the Participant shall be deemed given when mailed (or sent by telecopy) to the Participant’s work or home address as shown on the records of the Company or, at the option of the Company, to the Participant’s e-mail address as shown on the records of the Company.

It is the Participant’s responsibility to ensure that the Participant’s addresses are kept up to date on the records of the Company. In the case of notices affecting multiple Participants, the notices may be given by general distribution at the Participants’ work locations.

15.19 Governing Law. To the extent not preempted by Federal law, the Plan, and all awards and agreements hereunder, and any and all disputes in connection therewith, shall be governed by and construed in accordance with the substantive laws of the State of Delaware, without regard to conflict or choice of law principles which might otherwise refer the construction, interpretation or enforceability of this Plan to the substantive law of another jurisdiction.

15.20 Venue. The Company and the Participant to whom an Award under this Plan is granted, for themselves and their successors and assigns, irrevocably submit to the exclusive and sole jurisdiction and venue of the state or federal courts of Delaware with respect to any and all disputes arising out of or relating to this Plan, the subject matter of this Plan or any awards under this Plan, including but not limited to any disputes arising out of or relating to the interpretation and enforceability of any awards or the terms and conditions of this Plan. To achieve certainty regarding the appropriate forum in which to prosecute and defend actions arising out of or relating to this Plan, and to ensure consistency in application and interpretation of the Governing Law to the Plan, the parties agree that (a) sole and exclusive appropriate venue for any such action shall be an appropriate federal or state court in Delaware, and no other, (b) all claims with respect to any such action shall be heard and determined exclusively in such Delaware court, and no other, (c) such Delaware court shall have sole and exclusive jurisdiction over the person of such parties and over the subject matter of any dispute relating hereto and (d) that the parties waive any and all objections and defenses to bringing any such action before such Delaware court, including but not limited to those relating to lack of personal jurisdiction, improper venue or forum non conveniens.

15.21 No Obligation to Notify. The Company shall have no duty or obligation to any holder of an Option to advise such holder as to the time or manner of exercising such Option. Furthermore, the Company shall have no duty or obligation to warn or otherwise advise such holder of a pending transaction or expiration of an Option or a possible period in which the Option may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Option to the holder of such Option.

M-TRON INDUSTRIES, INC.
2525 SHADER ROAD
ORLANDO, FL 32804

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V96310-TBD — KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

M-TRON INDUSTRIES, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. To elect seven (7) directors to serve until the 2027 annual meeting of stockholders.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Bel Lazar
02) Marc Gabelli
03) Hendi Susanto
04) Robert LaPenta
05) John Mega
06) David Goldman
07) Ivan Arteaga

The Board of Directors recommends you vote FOR the following proposals:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

V96311-TBD

M-TRON INDUSTRIES, INC.
Annual Meeting of Stockholders
June 16, 2026 9:00 AM ET
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Cameron Pforr and Linda Biles, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them, or either of them, to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of M-tron Industries, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM ET on June 16, 2026, at the Hilton Garden Inn Winter Park, Ravaudage B Meeting Room, located at 1275 Lee Road, Winter Park, Florida 32789, and any adjournment or postponement thereof.

Shares represented by this Proxy will be voted in accordance with the instructions provided by the stockholder. If no such instructions are provided, the Proxies will have authority to vote "FOR" all Director Nominees and "FOR" Proposals 2, 3, and 4 and otherwise as determined in their discretion. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Continued and to be signed on reverse side